UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Sphere 3D Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sphere 3D Corp.
895 Don Mills Road
Bldg. 2, Suite 900
Toronto, Ontario M3C 1W3

January 12, 2021

Dear Shareholder:
You are cordially invited to attend the annual and special meeting of shareholders of Sphere 3D Corp. (the “Company”) to be held by virtual electronic means only, on Thursday, February 11, 2021 at 2:00 p.m. (Eastern Time) (the “Meeting”).
The accompanying notice of annual and special meeting and proxy statement include the agenda for the Meeting, explains the matters that we will discuss at the Meeting and provides general information about our Company.
In light of the ongoing COVID 19 pandemic and restrictions in the United States and Canada regarding the gathering of public non-essential meetings, the Meeting will be held via Zoom video conferencing. There will not be an in-person Meeting. Your vote is very important. Please complete, sign, date and return the enclosed form of proxy (or voting instruction form) as soon as possible to ensure your representation at the Meeting. We have provided a postage-paid envelope for your convenience.
If you are a registered shareholder (that is, if your stock is registered with us in your own name), then you may vote electronically via the Internet by following the instructions included in the proxy statement and with your form of proxy. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program that allows you to vote by telephone or via the Internet. If so, the voting instruction form that your nominee sends you will provide voting instructions.
Thank you for your ongoing support of Sphere 3D Corp.

Sincerely,
PETER TASSIOPOULOS
Chief Executive Officer and Director

SPHERE 3D CORP.
NOTICE OF VIRTUAL ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, FEBRUARY 11, 2021
The annual and special meeting of shareholders of Sphere 3D Corp. (the “Company”) will be held by virtual electronic means only, on Thursday, February 11, 2021 at 2:00 p.m. (Eastern Time) (the “Meeting”) for the following purposes:
1.to consider and, if deemed advisable, to pass an ordinary resolution to elect four directors who will serve until the end of the next annual shareholder meeting;
2.to consider and, if deemed advisable, to pass an ordinary resolution appointing Smythe LLC as the Company’s auditor who will serve until the end of the next annual shareholder meeting;
3.to consider and, if deemed advisable, to pass an ordinary resolution for the non-binding approval, on an advisory basis, of the compensation of the Company’s executive officers (the “Say on Pay Compensation”);
4.to consider and, if deemed advisable, to pass an ordinary resolution recommending, on an advisory basis, that the Company seek the non-binding advisory vote of the shareholders regarding the Say on Pay Compensation every three years (the “Frequency on Pay”);
5.to consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d) and the terms of the Series B Preferred Shares, the issuance of common shares underlying Series B Preferred Shares issued by us pursuant to the terms of that certain Share Exchange Agreement, dated July 12, 2019 by and among the Company and FBC Holdings SÀRL;
6.to consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of common shares underlying Series C Preferred Shares issued by us pursuant to the terms of that certain Conversion Agreement, dated October 31, 2019, by and among the Company, HVE Inc. and Overland Storage, Inc, in an amount equal to or in excess of 20% of our common shares outstanding before the issuance of such Series C Preferred Shares;
7.to consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of common shares underlying Series D Preferred Shares issued by us pursuant to the terms of that certain Purchase Agreement, dated April 30, 2020, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of our common shares outstanding before the issuance of such Series D Preferred Shares;
8.to consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of common shares underlying Series E Preferred Shares issued by us pursuant to the terms of that certain Purchase Agreement, dated September 14, 2020, by and among the Company and Westworld Financial Capital LLC, in an amount equal to or in excess of 20% of our common shares outstanding before the issuance of such Series E Preferred Shares;
9.to receive the audited financial statements of the Company for the year ended December 31, 2019, including the auditor’s report thereon; and
10.to transact such other business as may properly come before the Meeting or any adjournment thereof.
The aforementioned proposals numbered 1 through 8 will each be determined by a majority of votes cast at the Meeting. The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 25% of the total number of outstanding common shares having voting rights at the Meeting.

The Board has fixed the close of business on December 22, 2020 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.
Particulars of the foregoing matters are set forth in the proxy statement and management information circular (the “Proxy Statement”) under the section identified as such. A form of proxy (or a voting information form) also accompanies this Notice of Annual and Special Meeting and the Proxy Statement. Only shareholders of record at the close of business on December 22, 2020 will be entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof.
Please review the Proxy Statement carefully and in full prior to voting in relation to the matters set out above as the Proxy Statement has been prepared to help you make an informed decision on such matters.
In light of the ongoing COVID 19 pandemic and restrictions in the United States and Canada regarding the gathering of public non-essential meetings, the Meeting will be held via Zoom video conferencing. There will not be an in-person meeting. You are urged to return your proxy card to TSX Trust Company by one of the following methods:

INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number included on the Proxy or voting instruction form
EMAIL	tsxtrustproxyvoting@tmx.com
FACSIMILE	(416) 595-9593
MAIL or HAND DELIVERY	TSX TRUST COMPANY Attention: Proxy Department Suite 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1
To be used at the Meeting, proxies must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chairman of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one Proxy form because such shareholder owns shares registered in different names or addresses, each Proxy form should be completed and returned.
The following are instructions to participate using Zoom video conferencing for the Meeting:
Please visit website: www.Zoom.us/join to join the meeting. You will be prompted to install the Zoom app if you do not currently have it installed on your mobile device or computer.
Meeting ID: 930 5923 4842
Password: 054421
You may also join the Meeting using the following direct website address:
https://zoom.us/j/93059234842?pwd=MzBNSi9Ma0xtQzJRVFFjdURZT1pvQT09
You may use your mobile device or the computer’s speaker and microphone for the audio portion (if available). If you do not have Internet access or prefer to call in through your telephone, go to: https://zoom.us/u/ac5oydcfh to find your local dial-in number, and use the Meeting ID and Password listed above. If you are asked for a Participant ID, press # to bypass it.

Whether or not you plan to participate, to ensure that your shares are represented and voted at the meeting, either vote your shares: (i) by completing and returning your amended proxy card mailed to you together with this Proxy Statement; or (ii) electronically over the Internet. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting by Zoom meeting process.
DATED as of the 12th day of January 2021

BY ORDER OF THE BOARD
Peter Tassiopoulos
Chief Executive Officer and Director

Sphere 3D Corp.
895 Don Mills Road
Bldg. 2, Suite 900
Toronto, Ontario M3C 1W3
PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR
As at January 12, 2021
General Information
The Board of Directors (the “Board”) of Sphere 3D Corp. (the “Company”) is providing these proxy materials to you in connection with the solicitation by and on behalf of the management of the Company of proxies for use at our annual and special meeting of shareholders (the “Meeting”). The Meeting will be held by virtual electronic means only, on Thursday, February 11, 2021 at 2:00 p.m. (Eastern Time) or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the attached Notice of Annual and Special Meeting of Shareholders (the “Notice of Meeting”). This proxy statement and management information circular (the “Proxy Statement”) summarizes the information that you will need to know to vote in an informed manner.
At the Meeting, the shareholders will be asked to consider and vote on proposals 1 through 8 below:
1.to consider and, if deemed advisable, to pass an ordinary resolution to elect four directors who will serve until the end of the next annual shareholder meeting;
2.to consider and, if deemed advisable, to pass an ordinary resolution appointing Smythe LLC as the Company’s auditor who will serve until the end of the next annual shareholder meeting;
3.to consider and, if deemed advisable, to pass an ordinary resolution for the non-binding approval, on an advisory basis, of the compensation of the Company’s executive officers (the “Say on Pay Compensation”);
4.to consider and, if deemed advisable, to pass an ordinary resolution recommending, on an advisory basis, that the Company seek the non-binding advisory vote of the shareholders regarding the Say on Pay Compensation every three years (the “Frequency on Pay”);
5.to consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d) and the terms of the Series B Preferred Shares, the issuance of common shares underlying Series B Preferred Shares issued by us pursuant to the terms of that certain Share Exchange Agreement, dated July 12, 2019 by and among the Company and FBC Holdings SÀRL;
6.to consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of common shares underlying Series C Preferred Shares issued by us pursuant to the terms of that certain Conversion Agreement, dated October 31, 2019, by and among the Company, HVE Inc. and Overland Storage, Inc, in an amount equal to or in excess of 20% of our common shares outstanding before the issuance of such Series C Preferred Shares;
7.to consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of common shares underlying Series D Preferred Shares issued by us pursuant to the terms of that certain Purchase Agreement, dated April 30, 2020, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of our common shares outstanding before the issuance of such Series D Preferred Shares;
8.to consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of common shares underlying Series E Preferred Shares issued by us pursuant to the terms of that certain Purchase Agreement, dated September 14, 2020, by and among the Company and Westworld Financial Capital LLC, in an amount equal to or in excess of 20% of our common shares outstanding before the issuance of such Series E Preferred Shares;
9.to receive the audited financial statements of the Company for the year ended December 31, 2019, including the auditor’s report thereon; and
10.to transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board recommends you vote “FOR” each of these proposals.
The Company does not expect a vote to be taken on any other matters at the Meeting or any adjournment or postponement thereof. If any other matters are properly presented at the Meeting or any adjournment or postponement thereof for consideration, however, the holders of the proxies will have discretion to vote on these matters in accordance with their best judgment.
Solicitation of Proxies
Solicitations may be made by mail and supplemented by telephone, internet, or other personal contact by the officers, employees or agents of the Company without special compensation. Pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation materials to the beneficial owners of the common shares of the Company. The cost of any such solicitation will be borne by the Company.
Voting Rights, Outstanding Shares, Record Date
We will begin mailing this Proxy Statement and the accompanying form of proxy (or voting instruction form) on or about January 12, 2021 to all shareholders of record that are entitled to vote. Each common share that you own entitles you to one vote on all the matters to be voted upon at the Meeting. If you submit a properly executed form of proxy (or voting instruction form) without indicating how you wish to vote, your proxy will be counted as a vote in favor of the proposals. Only shareholders that owned our common shares at the close of business on December 22, 2020, (the “Record Date”), are entitled to vote at the Meeting. On the Record Date, 7,867,186 common shares were outstanding.
Quorum and Required Vote
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 25% of the total number of outstanding common shares having voting rights at the Meeting. There must be a quorum for business to be conducted at the Meeting. Failure of a quorum to be present at the Meeting will necessitate an adjournment or postponement and will subject the Company to additional expense. Once a common share is represented at the Meeting, whether in person or by proxy, it will be counted for the purpose of determining a quorum at the Meeting and any adjournment of the Meeting. However, if a new record date is set for the adjourned Meeting, then a new quorum will have to be established.
The proposals regarding (i) election of the nominated directors, (ii) appointment of the auditors, (iii) Say on Pay, (iv) Frequency on Pay, and (v) issuance of common shares under the Company’s Preferred Shares requires the affirmative vote of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting.
Instructions for Attending Virtual Meeting
In light of the ongoing COVID 19 pandemic and restrictions in the United States and Canada regarding the gathering of public non-essential meetings, the Meeting will be held using Zoom video conferencing. The following are the instructions to participate using Zoom video conferencing:
Please visit website: www.Zoom.us/join to join meeting. You will be prompted to install the Zoom app, if you do not currently have it installed on your mobile device or computer.
Meeting ID: 930 5923 4842
Password: 054421
You may also join the Meeting using the following direct website address:
https://zoom.us/j/93059234842?pwd=MzBNSi9Ma0xtQzJRVFFjdURZT1pvQT09
You may use your mobile device or computer’s speaker and microphone for the audio portion (if available).
If you do not have Internet access or prefer to call in through your telephone, go to: https://zoom.us/u/ac5oydcfh to find your local dial-in number, and use the Meeting ID and Password listed above. If you are asked for a Participant ID, press # to bypass it.

Whether or not you plan to participate, to ensure that your shares are represented and voted at the meeting, either vote your shares: (i) by completing and returning your amended proxy card mailed to you together with this Proxy Statement; or (ii) electronically over the Internet. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting by Zoom meeting process.
Appointment of Proxies
The persons named in the form of proxy are directors and/or officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company) to attend and represent such shareholder at the Meeting other than those persons named in the form of proxy. Such right may be exercised by striking out the printed names and inserting such other person’s name in the blank space provided in the form of proxy or by completing another proper form of proxy.
If you are a shareholder of record, you may vote in one of three ways:
•attend the Meeting and vote in person;
•complete, sign, date and return the enclosed form of proxy; or
•vote via the Internet following the instructions included with your form of proxy and outlined below.
If you are a shareholder of record, then you may go to www.voteproxyonline.com to vote your shares via the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired. To vote your shares personally, a shareholder of record must submit the form of proxy, appointing themselves as proxyholder by the proxy deadline. However, even if a registered shareholder plans to attend the Meeting, we recommend voting your shares in advance, so that your vote will be counted if you later decide not to attend the Meeting.
To be used at the Meeting, proxies must be received by TSX Trust Company not less than 48 hours (excluding Saturday, Sunday and statutory holidays in the province of Ontario) preceding the Meeting or an adjournment or postponement of the Meeting. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chairman of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy form because such shareholder owns shares registered in different names or addresses, each proxy form should be completed and returned.
Revocability of Proxies
As a shareholder, once you have submitted your proxy by mail or via the Internet, you may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. You may revoke your proxy in any one of three ways:
•you may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); or
•you may notify our Secretary in writing that you wish to revoke your proxy before it is voted at the Meeting of any adjournment or postponement thereof; or
•you may vote in person at the Meeting or any adjournment or postponement thereof.
Voting of Proxies
A representative from our transfer agent, TSX Trust Company, will tabulate the votes. All common shares represented at the Meeting or any adjournment or postponement of the Meeting by properly executed proxies will be voted and where a choice, including the choice to withhold from voting, with respect to any matter to be acted upon has been specified in the form of proxy, the common shares represented by the proxy will be voted in accordance with such specifications on any ballot that may be called for. If no instruction is given, then the proxy will be voted FOR each of the directors and Proposal No. 2 through Proposal No 8.

The enclosed form of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting. At the date of this Proxy Statement, the Company is not aware of any amendments thereto, or variations thereof, or other matters that may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Company.
Advice to Non-Registered Shareholders on Voting Their Shares
The information set forth in this section is of significant importance to many shareholders of the Company, as a substantial number of shareholders do not hold their common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Proxy Statement as “Non-Registered Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, bank, trust company or other intermediary (an “Intermediary”) then, in almost all cases, those common shares will not be registered in such shareholder’s name on the records of the Company. Such common shares will generally be registered under the name of the nominee of a clearing agency in which such Intermediary participates or, more rarely, in the name of the Intermediary. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the nominee of CDS Clearing and Depository Services Inc.). Common shares of Non-Registered Shareholders can only be voted (for or against resolutions) or withheld from voting upon the instructions of the Non-Registered Shareholder. Without specific instructions, Intermediaries and nominees are prohibited from voting common shares held by Non-Registered Shareholders. Therefore, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them and ensure that instructions respecting the Meeting and the voting of their common shares are communicated to the appropriate person.
Applicable securities legislation requires Intermediaries to seek voting instructions from Non-Registered Shareholders in advance of shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Non-Registered Shareholders in order to ensure that their common shares are voted at the Meeting. If you are a Non-Registered Shareholder, in addition to the Notice of Meeting accompanying this Proxy Statement, you also received, depending on the Intermediary through which your common shares are held, either a voting instruction form which must be completed and returned in accordance with the directions printed on the form (in some cases, the completion of the voting instruction form by telephone, facsimile or over the Internet is permitted) or a form of proxy which has already been signed or stamped with a facsimile signature of the Intermediary and which is restricted as to the number of Shares beneficially owned by you. Non-Registered Shareholders who receive voting instruction forms, forms of proxy or other voting materials from an Intermediary should complete and return such materials in accordance with the instructions accompanying the materials in order to properly vote their common shares.
Although a Non-Registered Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares not registered in its name, a Non-Registered Shareholder may attend at the Meeting as proxyholder for the registered holder of its common shares and vote such common shares in that capacity. Non-Registered Shareholders who wish to attend the Meeting and vote their common shares as proxyholder for the registered holder of their common shares should carefully follow the instructions of their Intermediaries and indicated on the materials provided to them. However, even if a Non-Registered Shareholder plans to attend the Meeting, we recommend voting your shares in advance, so that your vote will be counted if you later decide not to attend the Meeting.
Proxy-related materials in connection with the Meeting are being sent and made available to both registered and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and the issuer or its agent has sent proxy-related materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from your Intermediary. By choosing to send these materials to you directly, the issuer (and not the Intermediary) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

Adjournments or Postponements
Although it is not currently expected, the Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Meeting of the time, date and place of the adjourned or postponed Meeting.
Voting Shares and Principal Holders Thereof
The Company is authorized to issue an unlimited number of common shares, of which, as of the Record Date, 7,867,186 common shares were issued and outstanding and entitled to vote at the Meeting on the basis of one vote for each common share held.
All share and per share amounts herein have been adjusted to give effect to the 1-for-8 reverse share consolidation (also known as reverse stock split) of the Company completed on November 5, 2018, which was approved by the Company’s shareholders on October 31, 2018.
The holders of common shares of record at the close of business on the Record Date are entitled to vote such common shares at the Meeting on the basis of one vote for each common share held.
To the knowledge of the directors and officers of the Company, as of the Record Date, no persons beneficially own, or exercise control or direction over, directly or indirectly, more than 10% of the issued and outstanding common shares.
Separate Copy of Annual Report or Proxy Materials
If you share an address with another shareholder, each shareholder may not receive a separate copy of our proxy materials. Shareholders who do not receive a separate copy of our proxy materials and who want to receive a separate copy may request to receive a separate copy of our proxy materials by writing to our Chief Financial Officer at Sphere 3D Corp., 895 Don Mills Road, Bldg. 2, Suite 900, Toronto, Ontario M3C 1W3, or by calling 1-416-749-5999. We undertake to deliver promptly a copy of the proxy materials, upon the receipt of such request. Shareholders who share an address and receive multiple copies of our proxy materials may also request to receive a single copy by following the instructions above.
Particulars of Matters to be Acted Upon
To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to:
(i)the election of directors;
(ii)the appointment of auditors;
(iii)Say on Pay;
(iv)Frequency on Pay;
(v)issuance of common shares underlying the Company’s Preferred Shares; and
(vi)the receipt of the financial statements and auditors’ report thereon.
The aforementioned proposals will each be determined by a majority of votes cast at the Meeting by proxy or in person, except for (vi) which requires no vote.
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 25% of the total number of issued shares having voting rights at the Meeting.
Shareholder Proposals for the Next Annual Meeting
To be considered for inclusion in the Company’s proxy materials for the next annual meeting of shareholders, your proposal must be submitted in writing by no later than August 25, 2021 at 5 p.m. (Eastern Time) to the attention of the Corporate Secretary of the Company at 895 Don Mills Road, Bldg. 2, Suite 900, Toronto, Ontario M3C 1W3. On June 27, 2017, the shareholders of the Company adopted the advance notice by-law No. 2 (“By-Law No. 2”), which establishes the conditions and framework for nominating directors to the Board. By-Law No. 2 sets forth the deadline by which shareholders must submit director nominations to the Company and the information to be provided and other procedures to be followed in respect of such nomination. You are therefore advised to review the Company’s bylaws, which qualify the information set out in this paragraph in its entirety.

Presentation of the Audited Annual Financial Statements
Management, on behalf of the Board, will submit to the shareholders at the Meeting the Consolidated Financial Statements of the Company for the fiscal year ended December 31, 2019, including the Auditor’s Report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken. The Consolidated Financial Statements, including the Auditor’s Report thereon, have been mailed to shareholders with this Proxy Statement.
Overland Divestiture
As previously announced on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2018, the Company sold all of the issued and outstanding shares of capital stock of Overland Storage, Inc. (the “Overland Divestiture”).

PROPOSAL NO. 1
Election of Directors
The Board presently consists of four directors. All directors are elected annually. The Board has fixed the number of directors to be elected at the Meeting at four. It is proposed that the persons named below will be nominated at the Meeting. Each director elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed pursuant to the Business Corporations Act (Ontario) and the constating documents of the Company, unless his or her office is earlier vacated. It is the intention of the management designees, if named as proxy, to vote FOR the election of said persons to the Board. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, proxies in favor of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his or her proxy that his or her Shares are to be withheld from voting in the election of directors.
The names of persons proposed to be nominated by management for election as a director; their age, all positions and offices with the Company held by them; their principal occupation for the last five years; the periods during which they have served as a director; and the number of shares beneficially owned or controlled, directly or indirectly, by them or over which control or direction is exercised, as of the Record Date and other information about them is set forth below.

Name, Position, Province/State, and Country of Residence	Age	Director Since	Principal Occupation	Number of Common Shares (1)	Beneficial Ownership (2)

Cheemin Bo-Linn (3)	67	April 17, 2017	Chief Executive Officer,	4,544	*
Director California, USA			Peritus Partners, Inc.
Vivekanand Mahadevan (3)	67	December 1, 2014	Chief Executive Officer,	3,185	*
Lead Independent Director California, USA			Dev Solutions, Inc.
Duncan J. McEwan (3)	67	May 10, 2017	Corporate Director	3,596	*
Director Ontario, Canada
Peter Tassiopoulos	52	March 7, 2014	Chief Executive Officer, Sphere 3D Corp.	500	*
Chief Executive Officer Ontario, Canada			Former President, Sphere 3D Corporation
____________
* Less than 1%
(1)The information as to voting securities beneficially owned, controlled or directed, not being within the knowledge of the Company, has been furnished by the respective nominees individually.
(2)Based on 7,867,186 shares outstanding as of the Record Date.
(3)Member of Audit Committee, Compensation Committee, Nominating and Governance Committee, and Independent director. See “Corporate Governance - Board of Directors”.

Dr. Cheemin Bo-Linn is the Chief Executive Officer of Peritus Partners Inc., a global analytics and valuation accelerator company which provides strategy and operations expertise in information technology, cybersecurity resolution, financial structures, and digital marketing for various companies and has held this position since January 2013. From September 2010 to November 2012, Dr. Bo-Linn was Chief Marketing Officer and Chief Revenue Officer at NetLine Corporation, an internet digital content syndication network and mobile applications company. Prior to NetLine Corporation, Dr. Bo-Linn held a number of senior executive roles including at IBM as Vice-President, and other roles with responsibilities ranging from strategy to finance, investments, marketing and sales, across storage, software, consumer products, and consulting services. Dr. Bo-Linn presently serves as a member of the board of directors of Blackline Safety Corp., a public company and global leader in connected worker technologies and gas detection, as well as, BMC Stock Holdings Inc., a public company and a leading manufacturer, distributor and e-commerce platform for diversified building materials and solutions. Dr. Bo-Linn was previously elected as board of director of multiple private and midcap public companies in e-commerce retail, telecommunications, SaaS software, marketing, and clean energy including serving as the Audit Chair on two public company’s board of directors. Dr. Bo-Linn holds a Doctorate of Education in “Computer-based Management Information Systems and Organizational Change” from the University of Houston.
Vivekanand Mahadevan has been the Chief Executive Officer of Buurst, Inc., a data performance company, since November 2020. Mr. Mahadevan has also been the Chief Executive Officer of Dev Solutions, Inc., a consulting firm that helps technology startups build next-generation market leaders in data analytics, security, storage and cloud markets since March 2012. Mr. Mahadevan was the Chief Strategy Officer for NetApp, Inc., a supplier of enterprise storage and data management software and hardware products and services, from November 2010 until February 2012. Prior to that time served as Vice President of Marketing for LSI Corporation, an electronics company that designs semiconductors and software that accelerate storage and networking, from January 2009 to September 2010. Prior to LSI Corporation, he was Chief Executive Officer of Deeya Energy, Inc., and has also held senior management positions with leading storage and systems management companies including BMC Software, Compaq, Ivita, and Maxxan Systems. Mr. Mahadevan previously served as a member of the Board of Directors of Violin Memory, Inc. Mr. Mahadevan holds an M.B.A. in Marketing and MS in Engineering from the University of Iowa as well a degree in Mechanical Engineering from the Indian Institute of Technology.
Duncan J. McEwan is a corporate director, formerly president of Diligent Inc., a consulting company he founded in 1991 specializing in M&A and strategic advice for technology-based clients. Mr. McEwan was Executive Vice President and Chief Strategy Officer of Call-Net Enterprises Inc., a provider of long-distance telephone services until it merged into Rogers Communication Inc. (2004-2005); President and Chief Operating Officer of Sprint Canada Inc., an integrated, national telecommunications provider (2001-2004); Chief Executive Officer of Northpoint Canada Communications, a provider of high-speed data and Internet (DSL) lines (2000-2001); Vice President of Business Development of Canadian Satellite Communications (“Cancom”) (1996-1998); and President and Chief Executive Officer of Cancom (1998-2000). Mr. McEwan has been Chairman of the Board of Geminare, Inc. since 2010, an emerging global leader in business continuity and cloud-based software systems and has previously served on a number of other public and private company boards. Mr. McEwan is a graduate of the University of Toronto.
Peter Tassiopoulos has served as the Chief Executive Officer of the Company since November 14, 2018. Mr. Tassiopoulos served as President of the Company from December 1, 2014 until his appointment as Chief Executive Officer. Mr. Tassiopoulos previously served as the Chief Executive Officer of the Company from March 2013 until December 1, 2014. Mr. Tassiopoulos has extensive experience in information technology business development and global sales as well as leading early-stage technology companies. He was also actively involved as a business consultant prior to his tenure with the Company, including acting as Chief Operating Officer and then Chief Executive Officer of BioSign Technologies Inc. from September 2009 to April 2011 and Chief Executive Officer of IgeaCare Systems Inc. from February 2003 to December 2008.
There are no family relationships between any executive officer, director or person nominated by us to become a director or executive officer. There are no contracts, arrangements or understandings between any management nominee and any other person (other than the directors and officers of the Company acting solely in such capacity) pursuant to which a nominee is to be elected as a director.

Except as set out below in “Bankruptcies,” to the knowledge of the Company, no proposed director of the Company:
(a)    is, as at the date of this Circular, or has been, within 10 years before the date of this Circular, a director, chief executive officer or chief financial officer of any company (including the Company) that was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
For the purposes hereof, “order” means:
i.     a cease trade order;
ii.     an order similar to a cease trade order; or
iii.    an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.
(b)    is, as at the date of this Circular, or has been within 10 years before the date of this Circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;
(c)    has, within the 10 years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or
(d)     has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable security holder in deciding whether to vote for a proposed director.
Bankruptcies
Mr. Mahadevan served as a director of Violin Memory, Inc. (“Violin”) from April 2014 to March 2017 and Dr. Bo-Linn served on the Board of Violin from December 2013 until June 2016. On December 14, 2016, Violin filed for creditor protection under Chapter 11 of the United States Bankruptcy Code. Violin was a public company until April 21, 2017, when it terminated its registration under Section 12(g) of the Securities Exchange Act and emerged from bankruptcy after its assets were acquired in a bankruptcy auction by Quantum Partners LP, a private investment fund managed by Soros Fund Management LLC.
The Board recommends voting FOR the resolution to elect the nominated directors.

CORPORATE GOVERNANCE
General
National Policy 58-201 - Corporate Governance Guidelines and National Instrument 58-101 - Disclosure of Corporate Governance Practices (“NI 58-101”) set out a series of guidelines for effective corporate governance. The guidelines address matters such as the composition and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. Each reporting issuer, such as the Company, must disclose on an annual basis and in prescribed form, the corporate governance practices that it has adopted. The following is the Company’s required annual disclosure of its corporate governance practices.
Director Independence
The Board has determined that the following current directors are independent within the meaning of NI 58-101 and NI 52-110 and NASDAQ Marketplace Rule 5605(a)(2): Cheemin Bo-Linn, Vivekanand Mahadevan and Duncan McEwan. The Board has determined that Peter Tassiopoulos is not independent because of his position as an officer of the Company (holding the position of Chief Executive Officer). As a result, the Board is currently comprised of three independent directors and a majority of independent directors.
Chairman of the Board of Directors and Lead Independent Director
Vivekanand Mahadevan acts as lead independent director in order to ensure appropriate leadership for the independent directors. The lead independent director provides a source of Board leadership complementary to that of a Chairman. The primary responsibilities of the lead independent director are to (i) enhance board effectiveness, including by reviewing and approving that appropriate procedures are in place to allow the Board to function independently from management and (ii) act as liaison between the Board and management and amongst directors. The Board believes that this leadership structure provides the appropriate balance of non-management oversight from the board level.
Meetings of Independent Directors
The independent directors on the Board and each of the committees meet regularly without management (including non-independent directors) present as part of Board meetings scheduled in the ordinary course. During the last completed fiscal year of the Company, the Board and the committees met as follows:

	Meetings Held	Meetings Held Without Management
Board	11	—
Audit Committee	5	5
Nominating and Governance Committee	—	—
Compensation Committee	—	—
Attendance
During the last completed fiscal year of the Company, the Board met a total of 11 times. The attendance record of each director is set out below.

Director	Meetings Attended
Cheemin Bo-Linn	11
Vivekanand Mahadevan	9
Duncan McEwan	11
Peter Tassiopoulos	11
Directorships
The Board has a policy of reviewing directorships and committee appointments held by directors in other public companies, ensuring each director is able to fulfill his or her duties and that conflicts of interest are avoided. Dr. Bo-Linn is the only Board member that currently serves on the board of another public company.

The Board’s Role in Risk Oversight and Mandate of the Board
The mandate of the Board is to supervise the management of the business and affairs of the Company with a view to evaluate, on an ongoing basis, whether the Company’s resources are being managed in a manner consistent with enhancing shareholder value, ethical considerations and corporation social responsibility. Such mandate includes, without limitation, responsibility for risk oversight. While the full Board is charged with ultimate oversight responsibility for risk management, committees of the board also have responsibilities with respect to various aspects of risk management oversight.
The mandate of the Board adopted on March 27, 2015 sets out the key responsibilities of the Board in fulfilling its role. The full text of the Board’s mandate is attached as Appendix A to this Proxy Statement. The Board’s principal responsibilities relate to the stewardship of management and are summarized below:
(i)reviews and approves the Company’s strategic planning process and periodic capital and operating plans;
(ii)reviews the Company’s human resources policies, including the approval of the compensation of executive officers, and implements succession planning, including appointing, counseling and monitoring the performance of executive officers;
(iii)with assistance from the Nominating and Governance Committee, adopts and enforces good corporate governance practices;
(iv)oversees the management of risks and the implementation of internal control;
(v)established policies and procedures for the disclosure of reliable and timely information to shareholders and other stakeholders, and for the proper communication with shareholders, customers and governments; and
(vi)reviews policies and procedures to confirm ethical behaviors of the Company and its employees, monitors compliance with applicable laws and legislation, and satisfies itself as to the integrity of the executive officers and throughout the Company; and with assistance from the Nominating and Governance Committee, assesses the performance of the Board, its committees and each director.
Position Descriptions
The Board has adopted a written position description for the Chairman, which is set out in the Board Mandate attached hereto as Appendix A. The Chairman is principally responsible for overseeing the operations and affairs of the Board. The Board has not developed written position descriptions for the Chief Executive Officer or the Chair of each Board committee. The Board committees each has a written charter which orients the conduct of the Chair of each committee. See “Corporate Governance - Board Committees”. The Chief Executive Officer’s role and responsibilities are set forth in the Chief Executive Officer’s employment agreement, and annual performance metrics and goals are established and approved by the Board and the Compensation Committee.
Orientation and Continuing Education
The Board has not adopted a formal policy on the orientation and continuing education of new and current directors. When a new director is appointed, the Board delegates individual directors the responsibility for providing an orientation and education program for such new director. This may be delivered through informal meetings between the new directors and the Board and senior management, complemented by presentations on the main areas of the Company’s business, and on the role of the Board, of the Board’s committees and of directors. When required, the Board may arrange for topical seminars to be provided to members of the Board or committees of the Board. Such seminars may be provided by one or more members of the Board and management or by external professionals.
Measures to Encourage Ethical Business Conduct
The Board has adopted a Code of Business Conduct and Ethics Policy (the “Code”) to govern the business-related conduct of all employees, officers, directors, agents and contractors of the Company to maintain the highest standards of ethical conduct in corporate affairs. This Code is intended to comply with applicable securities legislation and stock exchange rules. Specifically, the purpose of this Code is (i) to encourage among the Company’s representatives a culture of honesty, accountability and mutual respect; (ii) to provide guidance to help the Company’s representatives recognize ethical issues; and (iii) to provide mechanisms to support the resolution of ethical issues.

The Board also monitors compliance by requiring directors and officers to declare any conflicts of interest or any other situation that could represent a potential violation of any applicable rules and regulations. When applicable, the Board will receive reports from management regarding any allegations of unethical conduct. The Company has implemented a Whistleblower Policy that includes an employee complaint “hotline” to allow employees to report any ethical or financial/accounting concerns on a confidential or anonymous basis.
The Nominating and Governance Committee regularly reviews the Code, the process for administering the Code and compliance with the Code. Any changes to the codes are considered by the Board for approval. The Code can be found on the Company’s website at http://investors.sphere3d.com and on SEDAR at www.sedar.com.
Nomination of Directors and Officers
During 2019, the Board as a whole was responsible for identifying and evaluating qualified candidates for nomination to the Board. The Company recognizes the importance and benefit of having a Board and executive officers comprised of highly talented and experienced individuals who reflect the diversity of the Company’s stakeholders, including its customers and employees and the changing demographics of the communities in which the Company operates.
While the Board has not adopted a formal written policy, the Board and the Nominating and Governance Committee will, when identifying candidates to nominate for election to the Board or appoint as executive officers:
(i)consider the competency and skills that the Board considers necessary for the Board, as a whole, to possess, the competency and skills that the Board considers each existing director to possess, the competency and skills that each new nominee will bring to the Board, and the ability of each new nominee to devote sufficient time and resources to his or her duties as a director;
(ii)consider individuals who are highly qualified, based on their talents, experience, functional expertise and personal skills, character and qualities having regarding to the Company’s current and future plans and objectives, as well as anticipated regulatory and market developments;
(iii)consider the level of representation of women on the Board and in executive officer positions along with other markers of diversity when making recommendations for nominees to the Board or for appointment as executive officers and in general with regard to succession planning for the Board and executive officers; and
(iv)as required, engage qualified independent external advisors to assist the Board in conducting its search for candidates that meet the Board’s criteria regarding skills, experience and diversity.
Industry and institutional knowledge along with commitment and expertise are vital to the successful functioning of the Board. Given the nature and size of the Company’s business and its industry, the Board has determined that while it is committed to fostering diversity among board members, it would be unduly restrictive and not in the best interests of the Company to adopt specific director term limits. Diversity and Board renewal will be supported through the other mechanisms designed to address the needs of the Company (as described elsewhere in this Proxy Statement) and not through the imposition of arbitrary term limits.
Given the nature and size of the Company’s business and its industry, it may be challenging for the Company to identify a qualified pool of candidates that adequately reflects the various diverse characteristics that the Company seeks to promote. The Company has therefore not adopted any specific women representation targets, but will promote its objectives through the initiatives set out in this Proxy Statement with a view to identifying and fostering the development of a suitable pool of candidates for nomination or appointment over time. As of the date of this Proxy Statement, of the four directors serving on the Board, one (25%), namely Dr. Bo-Linn, is a woman. If all four nominees for election as director are elected, one woman (25%) will serve on the Board. Although the Company has not adopted a written policy in this respect, it is conscious of the value of female representation within a group. At this time, no women hold a position as "executive officer" of the Company, as that term is defined under NI 58-101.
Effective March 21, 2013, the Board established a Nominating and Governance Committee as a standing committee of the Board, the primary function of which is to oversee corporate governance activities as described above. See “Corporate Governance - Assessment of Directors, the Board and Board Committees”.

Assessment of Directors, the Board and Board Committees
The Nominating and Governance Committee assesses and provides recommendations on an annual basis to the Board on the effectiveness of the Board as a whole, the committees, and the contribution of individual directors. All directors are free to make suggestions on improvement of the Board’s practices at any time and are encouraged to do so. The Chair of the Nominating and Governance Committee will also meet regularly with each director to discuss such director’s performance and such director’s assessment of the Board, the committees’ and other directors’ performance.
Board Committees
The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The mandate, organization, powers and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, along with other Corporate Governance documents can be found on the Company’s website at http://investors.sphere3d.com.
Audit Committee
We have a standing audit committee as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, the primary function of which is to assist the Board in fulfilling its financial oversight responsibilities, which includes monitoring the quality and integrity of the Company’s financial statements and the independence and performance of the Company’s external auditor, acting as a liaison between the Board and the Company’s external auditor, reviewing the financial information that will be publicly disclosed and reviewing all audit processes and the systems of internal controls management that the Board has established.
The Audit Committee is comprised of the following directors: Dr. Bo-Linn (Chair), and Messrs. McEwan and Mahadevan. Each of the members of the Audit Committee is independent and “financially literate” within the meaning of NI 52-110. In addition to being independent under NASDAQ Marketplace Rule 5605(a)(2), all members of the Audit Committee must meet the additional independence standards for audit committee members set forth in Rule 10A-3(b)(1) of the Exchange Act and NASDAQ Marketplace Rule 5605(c)(2)(A). The Board of Directors has determined that Dr. Bo-Linn qualifies as an audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.
Compensation Committee
The Compensation Committee is a standing committee of the Board, the primary functions of which are to set performance guidelines for and evaluate the performance of the Chief Executive Officer, review and approve the compensation programs for the Chief Executive Officer and the Company’s other executive officers and members of senior management (subject, in the case of equity-based compensation, to approval by the Board in accordance with applicable laws), review and make recommendations to the Board with respect to, succession planning, review and administer the Company’s long-term incentive plans(s), review and approve other compensation and benefit programs of the Company, and review the Company’s general human resources policies with senior management.
The Compensation Committee is comprised of the following directors: Messrs. McEwan (Chair), Mahadevan and Dr. Bo-Linn, all of which are independent as per the definition set forth in NI 52-110.
Nominating and Governance Committee
The Nominating and Governance Committee is a standing committee of the Board, the primary functions of which is to provide the Board with advice and recommendations relating to corporate governance in general, including, without limitation, all matters relating to the stewardship role of the Board in respect of the management of the Company, Board size and composition including the identification of new nominees to the Board and leading the candidate selection process, and orientation of new members, Board compensation, and such procedures as may be necessary to allow the Board to function independently of management.
The Nominating and Governance Committee annually reviews and assesses the effectiveness of the Board as a whole, the effectiveness and membership of the Board committees, and the contribution of the individual directors and makes such recommendations to the Board arising out of such review as it deems appropriate.
The Nominating and Governance Committee is comprised of the following directors: Mr. Mahadevan (Chair), Mr. McEwan, and Dr. Bo-Linn all of whom are independent as per the definition set forth in NI 52-110.

Communications by Shareholders with Directors
Shareholders may communicate with the Board, or any individual director, by transmitting correspondence by mail, facsimile or email, addressed as follows: Board of Directors (or individual director), c/o the Secretary of the Company. The Secretary will forward such communications to the Board or to the identified director(s), although spam, junk mail, mass mailings, solicitations, advertisements and communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by the Secretary.
Indebtedness of Directors and Executive Officers
As at the date hereof, no director, executive officer, senior officer, employee, proposed director or former director, executive officer, senior officer or employee of the Company or any of its subsidiaries or any associate of any of the foregoing persons is or has been, at any time since the beginning of the most recently completed financial year of the Company, indebted to the Company or its subsidiaries, nor at any time since the beginning of the most recently completed financial year of the Company has any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.
Indemnification of Our Executive Officers and Directors
In accordance with the by-laws of the Company, directors and officers are each indemnified by the Company against all liability and costs arising out of any action or suit against them from the execution of their duties, provided that they have carried out their duties honestly and in good faith with a view to the best interests of the Company and have otherwise complied with the provisions of applicable corporate law.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common shares to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the Securities and Exchange Commission (the “SEC”). Based solely on copies of these reports provided to us and written representations from our executive officers and directors that no other reports were required, we believe that these persons met all of the applicable Section 16(a) filing requirements during fiscal 2019.
Code of Ethics
We have adopted a code of ethics that applies to the members of our Board of Directors, executive officers and all employees. Such code is posted on the Company’s website and is available at www.sphere3d.com. If we make any substantive amendments to the Code of Business Conduct and Ethics Policy or grant any waiver from a provision of the code applying to our principal executive officer or our principal financial or accounting officer, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

PROPOSAL NO. 2
Appointment of Auditors
The persons named in the enclosed form of proxy intend to vote for the appointment of Smythe LLP (“Smythe”) as auditors of the Company to hold office until the next annual meeting of shareholders and to authorize the directors of the Company to fix the auditors’ remuneration. The engagement of Smythe was approved by our Audit Committee and by our Board. Smythe has served as the Company’s auditors since July 25, 2019. A representative of Smythe is not expected to be present at the annual meeting. On the representations of the said auditors, neither the firm nor any of its partners has any direct financial interest nor any material indirect financial interest in the Company or any of its subsidiaries nor has had any connection during the past three years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
Prior to the engagement of Smythe, Moss Adams LLP, Certified Public Accountants, (“Moss Adams”) served as the Company’s auditors since January 30, 2015, and Collins Barrow Toronto LLP, Chartered Accountants, (“Collins Barrow”) served as the Corporation's auditors since December 1, 2011. On July 25, 2019, at the request of the Company, Moss Adams resigned as auditors of the Company. The resignation was approved by our Audit Committee and by our Board. There have been no reservations in the reports of Moss Adams in connection with the audits of the 2018 or 2017 fiscal years. There are no reportable events, including disagreements, consultations or unresolved issues, as such terms are defined in National Instrument 51-102 - Continuous Disclosure Obligations or in Items 304(a)(1)(iv) and (v) of Regulation S-K.
Additional information on our auditors is available below and in our Annual Report on Form 10-K for the year ended December 31, 2019 under the heading “Principal Accountant Fees and Services”. Our Annual Report on Form 10-K is available on EDGAR at www.sec.gov, SEDAR at www.sedar.com and on our website at www.sphere3d.com.
The Board recommends voting FOR the resolution to appoint Smythe LLC, Chartered Professional Accountants, as the Company’s auditors and to authorize the Board to fix their remuneration.
PRINCIPAL ACCOUNTING FEES AND SERVICES
The aggregate fees incurred by the Company’s current external auditor, Smythe, in each of the last two years for audit and other fees are as follows (in thousands):

	2019	2018
Audit fees(1)	$23	$—
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total	$23	$—
___________________
(1)Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual consolidated financial statements, which were provided in connection with statutory and regulatory filings or engagements. In 2019, the primary auditor changed from Moss Adams to Smythe.
(2)Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under audit fees.
(3)Tax fees consist of fees billed for professional services rendered for IRS Section 302 net operating loss limitation study.
(4)All other fees consist of fees for products and services other than the services reported above. There were no such services rendered to us.

The aggregate fees incurred by the Company’s predecessor external auditor, Moss Adams, in each of the last two years for audit and other fees are as follows (in thousands):

	2019	2018
Audit fees(1)	$32	$482
Audit-related fees(2)	1	46
Tax fees(3)	—	30
All other fees(4)	—	—
Total	$33	$558
___________________
(1)Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual consolidated financial statements, which were provided in connection with statutory and regulatory filings or engagements. In 2019, the primary auditor changed from Moss Adams to Smythe.
(2)Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under audit fees.
(3)Tax fees consist of fees billed for professional services rendered for IRS Section 302 net operating loss limitation study.
(4)All other fees consist of fees for products and services other than the services reported above. There were no such services rendered to us.
Change in Auditors
Effective July 25, 2019, Moss Adams resigned as our independent registered public accounting firm at our request, and on the same date we engaged Smythe as our new independent registered public accounting firm for the year ended December 31, 2019. The change in independent registered public accounting firm is not the result of any disagreement with the Moss Adams. The Audit Committee and the Board of Directors approved the decision to engage the Smythe.
The reports of Moss Adams on our consolidated financial statements for our fiscal year ended December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for each of those years expressed substantial doubt regarding our ability to continue as a going concern.
During the year ended December 31, 2018 there were no disagreements between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Moss Adam’s satisfaction, would have caused Moss Adams to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Sphere has provided Moss Adams with a copy of the above disclosures. A copy of Moss Adam’s letter to the SEC required by Item 304(a) of Regulation S-K was included as Exhibit 16.1 to Sphere’s current report on Form 8-K that was filed with the SEC on July 31, 2019.
Pre-Approval Policies and Procedures
The Audit Committee has the authority to pre-approve all non-audit services to be provided to the Company by its independent auditor. All services provided by Smythe during the year 2019 and Moss Adams during the years 2019 and 2018 were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements and the related schedule in the Annual Report with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Committee is governed by a charter. The Committee held five meetings during fiscal year 2019. The Committee is comprised solely of independent directors as defined by the Nasdaq listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The meetings of the Committee are designed to facilitate and encourage communication among the Committee, the Company, the Company’s internal audit function and the Company’s independent registered public accounting firm.
The Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.
The Committee reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements and related schedule with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), including PCAOB Auditing Standard No. 16, Communication With Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, regarding the firm’s communications with the Committee concerning the firm’s independence and has discussed with the independent registered public accounting firm the firm’s independence from Company management and the Company and considered the compatibility of non-audit services with the firm’s independence.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019 filed by the Company with the Securities and Exchange Commission.
                        THE AUDIT COMMITTEE:
                        Cheemin Bo-Linn, Chairman
                        Vivekanand Mahadevan
                        Duncan McEwan

PROPOSAL NO. 3
Approval of the Say on Pay Compensation
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, Sphere must provide its stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers.
Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by the Board. Because we value our stockholders’ views, however, Sphere’s board of directors will consider the results of this advisory vote when formulating future executive compensation policy. The advisory vote serves as an additional tool to guide Sphere’s board of directors in continuing to align Sphere’s executive compensation program with the interests of the company and its stockholders and is consistent with its commitment to high standards of corporate governance.
This vote is not intended to express a view on any specific element of compensation, but rather the overall named executive officer compensation and the related narrative disclosure as set forth below. We encourage you to carefully review these disclosures.
The Board recommends voting FOR the resolution to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Exchange Act.
EXECUTIVE COMPENSATION
Information about our Officers
The following table sets forth the name, age, and position of our executive officers as of the Record Date:

Name	Age	Position with our Company
Peter Tassiopoulos	52	Chief Executive Officer and Director
Kurt L. Kalbfleisch	54	Senior Vice President, Chief Financial Officer and Secretary
Joseph L. O’Daniel	50	President
Peter Tassiopoulos is our Chief Executive Officer and a director. See the description of his business experience included in the Proposal No. 1 “Election of Directors” section of this proxy statement.
Kurt L. Kalbfleisch has served as Senior Vice President and Chief Financial Officer of the Company since December 1, 2014, and is now serving in these positions in an interim role since the Overland Divestiture on November 13, 2018 while the Company looks for his replacement. In November 2018, the Company entered into a transition services agreement with Overland, under which Mr. Kalbfleisch is providing ongoing services to the Company as its interim Chief Financial Officer. Mr. Kalbfleisch has served as Overland’s Senior Vice President since June 2012, Chief Financial Officer since February 2008, and Secretary since October 2009. Prior to that, he served as Overland’s Vice President of Finance from July 2007 to June 2012. Mr. Kalbfleisch also serves on the board of Paladin Group.
Joseph L. O’Daniel has served as President of the Company since November 14, 2018. Since January 2017, Mr. O’Daniel, served as a Vice President and President of Virtualization and Professional Services for the Company. He previously served as President and Chief Executive Officer of Unified ConneXions, Inc. from 2001 and as founder of HVE ConneXions, LLC from April 2013 until their acquisitions by the Company in January 2017. Mr. O’Daniel has over 20 years of experience in the virtualization and technology industry and has extensive experience in executive leadership positions.
Executive officers serve at the pleasure of our Board of Directors. There are no arrangements or understandings between any executive officer and any other person pursuant to which such executive officer was or is to be selected as an executive officer. There are no family relationships between any executive officer, director or person nominated by us to become a director or executive officer.

For purposes of Executive Compensation, the Company’s named executive officers are determined under rules prescribed by the U.S. Securities and Exchange Commission and generally include: (1) each individual who, at any time during the year, served as the Company’s chief executive officer or chief financial officer, (2) up to three other individuals serving as executive officers on the last day of the year, and (3) up to two other individuals who served as executive officers during the year and are not serving as executive officers on the last day of the year.
For fiscal 2019, our named executive officers were Peter Tassiopoulos, Chief Executive Officer; Joseph L. O’Daniel, President and Kurt L. Kalbfleisch, Senior Vice President and Chief Financial Officer.
Summary Compensation Table
The following table summarizes the compensation earned during the fiscal years ended December 31, 2019 and 2018 by our current principal executive officer, our principal financial officer, and our other most highly compensated executive officers (referred to as our “named executive officers”).

Name and Principal Position	Year	Salary ($)	Share- based Awards ($)		Non-equity Incentive Plan Compensation ($)	All Other Compensation(1) ($)		Total Compensation ($)

Peter Tassiopoulos(2)(3)	2019	233,083	—		—	4,744		237,827
Chief Executive Officer	2018	239,938	—		—	404,831	(4)	644,769
Kurt L. Kalbfleisch(5)	2019	—	—		—	—		—
Senior Vice President and Chief Financial Officer	2018	300,000	—		—	522,828	(6)	822,828
Joseph L. O’Daniel(7)	2019	200,000	—		—	3,351		203,351
President	2018	200,000	181,284	(8)	—	11,856		393,140
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(1)The amounts shown in the “All Other Compensation” column reflect amounts we paid on the named executive officers’ behalf for health insurance and life insurance premiums and certain out-of-pocket medical expenses.
(2)As a result of the Overland Divestiture, on November 14, 2018, Mr. Tassiopoulos ceased to serve as the Company’s President and was appointed as the Company’s Chief Executive Officer.
(3)The dollar amounts reported for Mr. Tassiopoulos in the above table are presented after conversion from Canadian dollars to U.S. dollars. For 2019 and 2018, the average U.S. dollar to Canadian dollar conversion rate in effect was 1.33 and 1.29, respectively.
(4)This amount includes accrued severance and change of control benefits in the amount of $400,000 that may be payable to Mr. Tassiopoulos under the compensation arrangements described below as a result of the Overland Divestiture. In August 2019, Mr. Tassiopoulos waived his entitlement to receive the change of control payment and agreed to restructure such payment entitlement on the terms set forth in his new employment agreement with the Company described below under “Executive Officer Compensation.”
(5)Mr. Kalbfleisch received no compensation from the Company in 2019. Since the Overland Divestiture in November 2018, Mr. Kalbfleisch serves as the Company’s Senior Vice President and Chief Financial Officer pursuant to a transition services agreement with Overland.
(6)This amount includes certain expenses reimbursed by the Company for a vacation that Mr. Kalbfleisch was required to cancel during 2018 and an additional payment by the Company to cover his tax liabilities with respect to these reimbursed expenses. This amount also includes accrued severance and change of control benefits in the amount of $450,000 that may be payable to Mr. Kalbfleisch under the compensation arrangements described below as a result of the Overland Divestiture. In August 2019, Mr. Kalbfleisch agreed to reduce his change of control benefit to $360,000 and agreed to restructure such payment entitlement on the terms set forth under a new change of control agreement with the Company described below under “Executive Officer Compensation.”
(7)Mr. O’Daniel was appointed as the Company’s President on November 14, 2018.
(8)This is a restricted stock award which was granted on February 20, 2018 and was valued at $18.72 per share on the grant date (the closing market price for a common share on that date).

Outstanding Equity Awards at 2019 Fiscal Year-End
The following table provides information about the current holdings of stock and option awards by our named executive officers at December 31, 2019. Our named executive officers did not hold any equity awards at December 31, 2019.

Name		Option-based Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price(1) ($)	Option Expiration Date
		Exercisable	Unexercisable
Peter Tassiopoulos	9/16/2013	500	—	403.01	9/15/2023
Kurt L. Kalbfleisch	8/26/2015	500	—	542.00	8/26/2021
_______________
(1)The exercise prices reported for the options expiring in 2023 for Mr. Tassiopoulos in the table above are presented after conversion from Canadian dollars to U.S. dollars based on an exchange rate of 1.33 Canadian dollars to one U.S. dollar, which is the average conversion rate in effect for 2019.
Executive Officer Compensation
Our executive compensation programs are determined by the Compensation Committee, within the scope of the authority delegated to it by our Board of Directors and subject to applicable law. The goals of our program are to attract and retain highly qualified and experienced executives and to provide compensation opportunities that are linked to corporate and individual performance. Decisions by the Compensation Committee on our executive compensation programs are subjective and the result of its business judgment, which is informed by the experiences of its members. The named executive officers do not have any role in determining their own compensation, although the Compensation Committee does consider the recommendations of the Chief Executive Officer in setting compensation levels for the named executive officers other than himself. The primary components of our executive compensation program are base salary, performance bonuses and long-term equity incentive awards. As described in more detail below, the Board approved certain changes to our executive compensation program in December 2017, including certain severance arrangements and those described under “Stay Bonus Agreements” and “Sale Bonus Plan”. As noted above, the benefits that may be payable under these arrangements in connection with the Overland Divestiture have been under negotiation with the named executive officers and to the extent paid are described below.
Base Salaries. Base salaries are primarily intended to attract and retain highly qualified executives by providing them with fixed, predictable levels of compensation. The named executive officers’ salary levels are specified in their employment agreements (other than for Mr. O’Daniel who is not a party to an employment agreement with the Company) and are subject to periodic review and adjustment by the Compensation Committee.
Performance Bonuses. The Compensation Committee did not approve a bonus plan for fiscal 2019.
Long-Term Equity Incentive Awards. Long-term equity incentives are intended to align the named executive officers’ interests with those of our shareholders as the ultimate value of these awards depends on the value of the Company’s shares. The Company has historically granted equity awards in the form of stock options with an exercise price that is equal to the per-share closing price of our common shares on the grant date. In recent years, restricted stock units have also been granted as provided for under the Company’s 2015 Plan. The Compensation Committee believes that stock options are an effective vehicle for aligning the interests of our executives with those of our shareholders as the executive will only realize value on their options if the share price increases during the period between the grant date and the date the stock option is exercised. The stock options and restricted stock units function as a retention incentive for the named executive officers as they typically vest over a multi-year period following the date of grant. Restricted stock units, which are payable in our common shares, also link the interests of the award recipient with those of our shareholders as the potential value of the award is directly linked to the value of our common shares. The named executive officers’ equity awards are subject to accelerated vesting in certain circumstances under their agreements with the Company described below. There were no equity awards granted in fiscal 2019 and all outstanding equity awards are fully vested.

Employment, Severance and Change in Control Agreements
Peter Tassiopoulos. In December 2017, the Board approved certain compensation arrangements for Mr. Tassiopoulos. Pursuant to these arrangements, if Mr. Tassiopoulos’ employment continued through a change in control of the Company (or if his employment is terminated by the Company without cause or he resigns for good reason (as such terms are defined in the agreement) prior to the change in control), he was entitled to receive a lump sum payment of $400,000, and his outstanding and unvested equity-based awards granted by the Company will fully accelerate. In addition, if at any time his employment is terminated by the Company without cause or he resigns for good reason, he would be entitled to receive an amount equal to the estimated premiums he would be required to pay to continue health insurance coverage under our insurance plans for himself and his eligible dependents under COBRA for 12 months following the date of his termination. The benefits described above were contingent upon Mr. Tassiopoulos providing us with a general release of all claims and the entry into a settlement and release agreement by Mr. Tassiopoulos with respect to his prior bonus and severance arrangements with the Company.
As a result of the Overland Divestiture, Mr. Tassiopoulos ceased to be employed as President of the Company on November 13, 2018, and as a result of such change of control transaction, he was entitled to receive payment in the amount of $400,000 from the Company (the “Change of Control Payment”). Mr. Tassiopoulos has served as the Company’s Chief Executive Officer since November 14, 2018. In August 2019, Mr. Tassiopoulos waived his entitlement to receive the Change of Control Payment and agreed to restructure such payment entitlement on the terms set forth in a new employment agreement with the Company. In August 2019, we entered into an employment agreement with Mr. Tassiopoulos (the “Employment Agreement”). The Employment Agreement provides for Mr. Tassiopoulos to earn an annual base salary of CAD$310,000, which has been his base salary since his appointment as Chief Executive Officer on November 14, 2018. Mr. Tassiopoulos will also be eligible to receive bonuses and to participate in the Company’s various stock and other retention compensation plans as determined by our Board of Directors. In addition, Mr. Tassiopoulos will be entitled to a financing bonus (the “M&A Fee”) equal to 3% of the total value of any transaction relating to the purchase of all of the shares or all or substantially all the assets of the Corporation that is completed during Mr. Tassiopoulos’ tenure with the Company and for a period of six months following his ceasing to be an executive of the Company, unless he is terminated by the Company for cause. The Employment Agreement also provides that if we terminate Mr. Tassiopoulos’ employment without cause or for good reason (including a change in control of the Company), then we will be obligated to pay him the Change of Control Payment and the M&A Payment. In addition, the Company shall provide Mr. Tassiopoulos with any pro-rated bonus or other incentives as of the date of termination. These severance benefits shall be paid in a lump sum within 30 days of his termination. If we terminate his employment for good reason, all options or awards issued to Mr. Tassiopoulos shall automatically vest on the date of termination. The Employment Agreement has an indefinite term.
Kurt L. Kalbfleisch. Since November 2018, Mr. Kalbfleisch has served as the Company’s Chief Financial Officer under a Transition Services Agreement with Overland and is not an employee of the Company. As a result of the Overland Divestiture, Mr. Kalbfleisch ceased to be employed by the Company on November 13, 2018, and as a result of such change of control transaction, Mr. Kalbfleisch was entitled to receive payment in the amount of $360,000 (reduced from the original entitlement of $450,000), from the Company and certain other health benefits (the “COC Payment”) pursuant to an employment agreement with the Company in effect at the time of the Overland Divestiture. In August 2019, we entered into a change of control agreement with Mr. Kalbfleisch (the “COC Agreement”) which provides that if Mr. Kalbfleisch is providing services to the Company at the time of a change of control of the Company, Mr. Kalbfleisch shall be entitled, in his sole discretion, to provide written notice to the Company at any time within 30 days of receiving written notice of such event, to receive the COC Payment. The COC Agreement also provides that if (i) the Company terminates Mr. Kalbfleisch’s services without cause or Mr. Kalbfleisch terminates his services with the Company for good reason or (ii) Mr. Kalbfleisch becomes unable to provide services to the Company, either due to prolonged sickness, permanent disability or death, the Company shall pay Mr. Kalbfleisch the COC Payment.

Joseph L. O’Daniel. Mr. O’Daniel, who became our President in November 2018, is an at-will employee and his employment may be terminated by us for any reason, with or without notice. Mr. O’Daniel currently earns an annual salary of $200,000 per year and is eligible to receive an annual bonus based upon the achievement of financial and management objectives reasonably established by our Board of Directors or an authorized committee of our Board of Directors. His annual bonus target is 100% of the greater of $200,000 or his base salary as of the end of the applicable fiscal quarter or year in which the bonus is earned. Upon his joining us in January 2017, we entered into an offer letter with Mr. O’Daniel that provided for him to be paid a retention bonus in the amount of $700,442 if he continued employment with us through January 12, 2018. In February 2018, Mr. O’Daniel received an award of fully vested common shares valued at $181,284 in lieu of cash for a portion of the retention bonus. In September 2019, the Company and Mr. O’Daniel entered into a retention agreement (the “Retention Agreement”) with respect to the outstanding portion of the retention bonus (“Outstanding Retention Bonus”). Under the Retention Agreement, in the event of a change of control of the Company and provided no payment has been made under (i), (ii) or (iii) below, Mr. O’Daniel shall be entitled, in his sole discretion, to provide written notice to the Company at any time within 30 days of such event, to receive an amount equal to the Outstanding Retention Bonus. The Retention Agreement also provides that Mr. O’Daniel shall be entitled to the Outstanding Retention Bonus if (i) he becomes unable to provide services to the Company, either due to prolonged sickness, permanent disability or death, or (ii) the Company terminates him without cause, or (iii) he resigns his employment for good reason.
2015 Performance Incentive Plan
Employees, officers, directors and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the 2015 Plan. Our Board of Directors has broad authority to administer the 2015 Plan, including the authority to select participants and determine the types of awards that they are to receive, determine the grants levels, vesting and other terms and conditions of awards, and construe and interpret the terms of the 2015 Plan and any agreements relating to the plan.
A total of 1,255,860 common shares are authorized for issuance with respect to awards granted under the 2015 Plan (not including shares subject to terminated awards under our Second Amended and Restated Stock Option Plan that become available for issuance under the 2015 Plan). In addition, the share limit automatically increases on the first trading day in January of each calendar year during the term of the 2015 Plan (commencing with January 2020) by an amount equal to the lesser of (i) ten percent (10%) of the total number of common shares issued and outstanding on December 31 of the immediately preceding calendar year, or (ii) such number of common shares as may be established by the Board. Awards under the 2015 Plan may be in the form of incentive or nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, stock units and other forms of awards including cash awards. Awards under the plan generally will not be transferable other than by will or the laws of descent and distribution, except that the plan administrator may authorize certain transfers.
The number and type of shares available under the 2015 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to customary adjustments in the event of stock splits, stock dividends and certain other corporate transactions. Generally, and subject to limited exceptions set forth in the 2015 Plan, if we dissolve or undergo certain corporate transactions such as a merger, business combination or other reorganization, or a sale of all or substantially all of our assets, all awards then-outstanding under the 2015 Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, unless the Board of Directors provides for the assumption, substitution or other continuation of the award. The Board of Directors also has the discretion to establish other change in control provisions with respect to awards granted under the 2015 Plan.
The Board of Directors may amend or terminate the 2015 Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant. Plan amendments will be submitted to stockholders for their approval as required by applicable law or deemed advisable by the Board of Directors. If not earlier terminated by the Board of Directors, the 2015 Plan will terminate on May 14, 2025. The 2015 Plan is not exclusive - the Board of Directors may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

Equity Compensation Plan Information
The following table provides information about our equity compensation plans as of the last day of fiscal 2019, unless otherwise footnoted below. The Company maintains its 2012 Option Plan (“2012 Plan”), 2015 Performance Incentive Plan (“2015 Plan”), and 2015 Employee Stock Purchase Plan (“ESPP”), which have been approved by the Company’s shareholders. No new awards may be granted under the 2012 Plan.

Plan Category	(a) Number of Common Shares to be Issued Upon Exercise of Outstanding Options and Rights	(b) Weighted-average Exercise Price of Outstanding Options and Rights(1)	(c) Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a))

Equity compensation plans approved by our shareholders(2)	2,685	$781.19	233,368
Equity compensation plans not approved by our shareholders(3)	20,713	—	—
Total	23,398		233,368
________________
(1)The weighted-average exercise prices do not reflect shares subject to outstanding awards of restricted stock units.
(2)Of the aggregate number of shares that are to be issued upon exercise of outstanding options and rights as reported in column (c), 195,868 were available under the 2015 Plan and 37,500 were available under the ESPP. The 2015 Plan permits the granting of the following types of incentive awards: stock options, stock appreciation rights, restricted shares, and stock units.
(3)These figures represent stock units (the “Inducement Stock Units”) granted to certain employees as an inducement to their commencing employment with us as provided under the Nasdaq listing rules. The Inducement Stock Units are generally subject to the same terms as stock units granted under the 2015 Plan. The Inducement Stock Units vest over three years and are subject to earlier termination in the case of termination of the employee’s employment or a change in control of the Company.
Compensation of Directors
The following table provides compensation information for the members of our Board of Directors during 2019 who were not employed by us or any of our subsidiaries (“non-employee directors”). Peter Tassiopoulos is a named executive officer who also served on the Board of Directors during 2019. The 2019 compensation information for Mr. Tassiopoulos is presented in the Summary Compensation Table above and he was not entitled to any additional compensation for his service on the Board during fiscal 2019.

Name	Fees Earned ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Cheemin Bo-Linn	50,000	—	—	50,000
Vivekanand Mahadevan	50,000	—	—	50,000
Duncan McEwan	40,000	—	—	40,000
_______________
(1)At the end of fiscal 2019, our non-employee directors did not have any outstanding equity awards.
The non-employee board members earn $10,000 per quarter for their service on the Board except that the Chair of the Audit Committee and the Lead Board member earn $12,500 per quarter for their service on the Board (“Quarterly Payment”). The Board retains complete discretion to adopt or modify our programs for providing cash and/or equity-based compensation to our non-employee directors as it deems appropriate from time to time.

As of June 30, 2019, the Company owed our non-employee directors, an aggregate amount of $370,000 for directorship services (the “Outstanding Board Fees”). In August 2019, we entered into a change of control agreement with each of our non-employee directors (the “COC Agreements”). The COC Agreements provide that in the event of a change of control of the Company and provided no payment has been made under (i) or (ii) below, the Board Member shall be entitled, in their sole discretion, to provide written notice to the Company at any time within 30 days of such event, to receive an amount equal to the Outstanding Board Fees due them. The COC Agreements also provide that the Board Member shall be entitled to the Outstanding Board Fees due them if (i) the Board Member becomes unable to serve on the board of directors of the Company, either due to prolonged sickness, permanent disability or death or (ii) is not reappointed as a member of the board at a duly convened meeting of its shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common shares as of December 22, 2020 by:
•each shareholder known to us to beneficially own more than 5% of our common shares;
•each of our current directors;
•officers named in the Summary Compensation Table for fiscal 2019 in “Executive Compensation” above; and
•all our current executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent(3)

Westworld Financial Capital LLC	1,500,000	(4)	16.0%
Gora Consulting Corp.	989,000	(5)	11.3%
Southvale Global Acquisitions Inc.	885,737	(6)	10.2%
Overland Storage, Inc.	731,800	(7)	8.5%
MSW Projects Ltd.	560,410	(8)	7.1%
Greenfield Investments Ltd.	480,000	(9)	6.1%
Peter Tassiopoulos	1,000	(10)	*
Kurt L. Kalbfleisch	18,885	(10)	*
Joseph L. O’Daniel	10,625		*
Cheemin Bo-Linn	4,544		*
Duncan McEwan	3,596		*
Vivekanand Mahadevan	3,185		*
All current directors and executive officers as a group (6 persons)	41,835	(11)	*
____________________
* Less than 1%
(1)Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Unless otherwise noted, the address for each beneficial owner is: c/o Sphere 3D Corp., 895 Don Mills Road, Bldg. 2, Suite 900, Toronto, Ontario M3C 1W3.
(2)Under the rules of the SEC, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants and vesting of stock awards.
(3)Calculated on the basis of 7,867,186 common shares outstanding as of December 22, 2020, provided that any additional common shares that a shareholder has the right to acquire within 60 days after December 22, 2020 are deemed to be outstanding for the purpose of calculating that shareholder’s percentage beneficial ownership.
(4)Represents the number of common shares issuable to Westworld Financial Capital LLC upon the conversion of its Series E Preferred Shares which is capped at 1,500,000 common shares, subject to a 19.99% blocker which cannot be removed without the approval of our shareholders; therefore, the underlying common shares in excess of 19.99% are not included in this number. The address for the shareholder is 900 Pearl Street, #200, Boulder, CO 80302. Christian Girodet, Director, has voting and investment power over the securities held by Westworld Financial Capital LLC.
(5)These shares include (i) the right to acquire 15,000 common shares upon conversion of Series D Preferred Shares, (ii) 847,000 common shares upon the exercise of warrants, and (iii) 127,000 common shares held by Gora Consulting Corp. (“Gora”). Pursuant to the terms of the Series D Preferred Shares, the holders thereof can only convert an additional 15,000 shares in the aggregate without the approval of our shareholders; therefore, these shares do not include the right to acquire 347,000 common shares upon conversion of Series D Preferred Shares. The address for the shareholder is 28 Cedarbank Crescent, Don Mills, Ontario M3B 3A4. Mr. Strang is the sole owner and Director of Gora and has voting and investment power over the securities held by Gora.

(6)These shares include the right to acquire (i) 15,000 common shares upon conversion of Series D Preferred Shares (ii) 847,000 common shares upon the exercise of warrants, and (iii) 23,737 common shares held by Southvale Global Acquisitions Inc. Pursuant to the terms of the Series D Preferred Shares, the holders thereof can only convert an additional 15,000 shares in the aggregate without the approval of our shareholders; therefore, these shares do not include the right to acquire 532,000 common shares upon conversion of Series D Preferred Shares. The address for the shareholder is 140 Marita Place, Concord, Ontario L4K 3J9. Sergio De Francesca is the sole owner and Director of Southvale Global Acquisitions Inc. and has voting and investment power over these securities.
(7)These shares include common shares that can be acquired upon conversion of Series C Preferred Shares. The number of common shares issuable to Overland Storage, Inc. (“Overland”) upon conversion of its Series C Preferred Shares is capped at 731,800 common shares, subject to a 19.99% blocker which cannot be removed without the approval of our shareholders; therefore, the underlying common shares in excess of 19.99% are not included in this number. On October 31, 2020, the Company received notification from Overland requesting conversion all of its Series C Preferred Shares for 1,440,000 common shares of the Company. The transaction is pending and the total common shares to be issued is currently being evaluated. As of the Record Date, the common shares underlying the Series C Preferred Shares have not been issued. The address for the shareholder is 2633 Camino Ramon Suite 325, San Ramon, CA, 94583. Eric Kelly, as Chief Executive Officer of Overland, has voting and investment power over the securities held by Overland.
(8)These shares include (i) the right to acquire 70,000 common shares upon the exercise of a warrant held by MSW Projects Ltd. (“MSW”), (ii) 314,020 common shares held by MSW and (iii) 176,390 common shares held by Bruce Bent. The address for the shareholder is 6745 Century Ave, Unit 3, Mississauga ON, L5N 7K2. Mr. Bent, the sole owner of MSW, has voting and investment power over the securities held by MSW.
(9)Dale Peters is a principal of Greenfield Investments Ltd. and has voting and investment power over these securities. The address for the shareholder is Le Vele Plaza, 2nd Floor, Grace Bay, Providenciales, Turks & Caicos Islands.
(10)These shares include the right to acquire shares upon exercise of 500 stock options.
(11)These shares include the right to acquire shares upon exercise of 1,000 stock options beneficially owned by our current directors and executive officers.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
As at the date hereof, no director, executive officer, senior officer, employee, proposed director or former director, executive officer, senior officer or employee of the Company or any of its subsidiaries or any associate of any of the foregoing persons is or has been, at any time since the beginning of the most recently completed financial year of the Company, indebted to the Company or its subsidiaries, nor at any time since the beginning of the most recently completed financial year of the Company has any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.
DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE
The Company has directors’ and officers’ liability insurance for the benefit of the directors and officers of the Company in the aggregate amount of $10,000,000 for the year ended December 31, 2019, consisting of: (i) a primary policy of $5,000,000, having a deductible amount of $1,000,000 for each corporate reimbursement claim, for a total annual premium of $175,000 and (ii) a difference in conditions policy of $5,000,000, for a total annual premium of $82,500.

PROPOSAL NO. 4
Approval of the Frequency on Pay
At the Board’s recommendation, and in accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, the shareholders of Sphere are being asked to provide a non-binding advisory vote on the frequency of the Say-on-Pay vote. The Board is recommending that the Say-on-Pay vote be held every three years.
We believe that a vote every three years would provide us with timely feedback from our stockholders on executive compensation matters given our status as a smaller reporting company.
Although the vote on this proposal is non-binding, the Board values the opinions of our stockholders and will take into account the outcome of the vote in considering the frequency of future advisory votes on executive compensation.
The Board recommends voting FOR the resolution to approve, on an advisory basis, that the Company seek the non-binding advisory vote of the shareholders regarding the Say on Pay Compensation every three years.

PROPOSAL NO. 5
Approval, pursuant to Nasdaq Listing Rule 5635(d) and the terms of the Series B Preferred Shares, of the issuance of common shares to FBC Holdings SARL pursuant to the terms of the Company’s Series B Preferred Shares
Background
On November 13, 2018, in connection with the Overland Divestiture, the Company entered into a Conversion Agreement with FBC Holdings S.A.R.L (“FBC”), pursuant to which $6.5 million of an outstanding debenture was converted into 6,500,000 Series A Preferred Shares. On July 12, 2019, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with FBC, whereby the Company exchanged 6,500,000 Series A Preferred Shares for 6,500,000 Series B Preferred Shares of the Company. The rights, privileges, restrictions and conditions attaching to the Series B Preferred Shares are substantially the same as the Series A Preferred shares of the Company, save and except that the requirement for the Company to redeem all of the issued and outstanding Series A Preferred Shares on or before November 13, 2020 was amended to provide that the Company shall only be required to redeem 1,000,000 Series B Preferred Shares on or before November 13, 2020 (the “Mandatory Redemption”) and any other outstanding Series B Preferred Shares may be redeemed at any time and from time to time after December 19, 2019 at the option of the Company. On October 31, 2019, FBC, as the sole shareholder of Series B Preferred Shares, irrevocably waived its entitlement to the above Mandatory Redemption.
On July 14, 2020, the Company entered into a lock-up agreement (the “Lock-Up Agreement”) with FBC with respect to the Series B Preferred Shares. Pursuant to the terms of the Lock-Up Agreement, FBC agreed that for the period of time between (a) July 14, 2020 and (b) the earlier to occur of (i) April 30, 2021 and (ii) the date that is 180 days after a change of control, it will not without the prior written consent of the Company convert any of the Series B Preferred Shares into common shares of the Company.
The Company is submitting this Proposal No. 5 to you in order to obtain the requisite shareholder authorization in accordance with the Nasdaq Listing Rules and pursuant to the terms of the Series B Preferred Shares for the issuance of the underlying common shares of the Company upon conversion of the Series B Preferred Shares , if the Company so chooses, as more fully described below.
Agreement with FBC
The Series B Preferred Shares (i) are convertible into the Company’s common shares, subject to prior shareholder approval, at a conversion rate equal to $1.00 per share, plus accrued and unpaid dividends, divided by an amount equal to 0.85 multiplied by a 15-day volume weighted average price per common share prior to the date the conversion notice is provided (the “Conversion Rate”), subject to a conversion price floor of $0.80, (ii) if the Company receives any cash dividends on its equity investment in Silicon Valley Technology Partners, Inc., in an amount equal to such cash dividend received, cumulative cash dividends at a rate of 8.0% of the Series B Preferred Shares, (iii) after November 13, 2020, fixed, preferential, cumulative cash dividends at the rate of 8.0% of the Series B Preferred Shares subscription price per year, and (iv) carry a liquidation preference equal to the subscription price per Series B Preferred Share plus any accrued and unpaid dividends.
The common shares issuable upon the conversion of the Series B Preferred Shares may constitute more than 20% of the common shares of the Company currently outstanding and may result in a change of control of the Company, and therefore the Company will seek shareholder approval for the issuance of all common shares issuable upon conversion of the Series B Preferred Shares. In the event shareholder approval is not obtained, FBC Holdings and its affiliates will not be entitled to convert such Series B Preferred Shares into common shares, but any unaffiliated transferee may convert all or any part of the Series B Preferred Shares held by such transferee into the number of fully paid and non-assessable common shares that is equal to the number of Series B Preferred Shares to be converted multiplied by the Conversion Rate in effect on the date of conversion; provided that, (x) after such conversion, the common shares issuable upon such conversion, together with all common shares held by such third party transferee that are or would be deemed to be aggregated under the rules of the Nasdaq Stock Market (the “Nasdaq”), in the aggregate would not exceed 19.9% of the total number of common shares of the Company then outstanding and (y) such conversion and issuance would not otherwise violate or cause the Company to violate the Company’s obligations under the rules or regulations of the Nasdaq.

Requirement to Seek Shareholder Approval
Under the terms of the Series B Preferred Shares, issuance of common shares underlying the Series B Preferred Shares must be approved by shareholders.
As a result of the Company’s listing on the Nasdaq, issuances of our common shares are subject to the Nasdaq Marketplace Rules, including Rule 5635(d) (the “Nasdaq Listing Rules”), which requires the Company to obtain shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance of more than 19.99% of the Company’s outstanding shares of our common shares (or securities convertible into or exercisable for shares of its common shares) at a price less than the lower of (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).
Under the Nasdaq 20% Rule, in no event may the Company issue to FBC more than 19.99% of its common shares outstanding immediately prior to the execution of the Exchange Agreement (which was 460,387 shares based on 2,303,088 shares outstanding immediately prior to the execution of the Exchange Agreement) (the “Series B Exchange Cap”), unless the Company obtains shareholder approval to issue common shares in excess of the Series B Exchange Cap.
Based on the closing sale price of its common shares as reported on the Nasdaq on July 11, 2019, to fully utilize the amount available to it, the Company could issue up to 4,710,145 common shares to FBC upon conversion of the Series B Preferred Shares, which would be in excess of the Nasdaq 20% Rule. Accordingly, in order to be able to issue to FBC the full amount of common shares issuable upon conversion of the Series B Preferred Shares, the Company is seeking shareholder approval to issue more than 19.99% of its outstanding shares as of the date it entered into the Exchange Agreement with FBC. In particular, the Company is seeking shareholder approval for the issuance of up to 8,125,000 common shares under the Exchange Agreement. The number of common shares that the Company may issue would fluctuate from time to time based on the price of our common shares.
Effect of Failure to Obtain Shareholder Approval
If the shareholders do not approve this Proposal No. 5, the Company will be unable to issue common shares to FBC pursuant to the conversion of the Series B Preferred Shares.
Reasons for Transaction and Effect on Current Shareholders
The Board of Directors determined that the Exchange Agreement with FBC is in the best interests of the Company and its shareholders.
The Exchange Agreement does not affect the rights of the holders of outstanding common shares, but the issuance of common shares underlying the Series B Preferred Shares will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.
Notwithstanding the foregoing, the terms of the Series B Preferred Shares set forth in the Company’s amended Articles of Amalgamation, filed with the Ontario Ministry of Government Services on July 12, 2019, provides that FBC shall not have the right to convert, nor shall the Company issue any common shares underlying the Series B Preferred Shares, if such shares proposed to be issued, when aggregated with all other common shares then owned beneficially (as calculated pursuant to Section 13(d) of the Exchange Act) by FBC and its affiliates, would result in the beneficial ownership by FBC and its affiliates of more than 9.99% of the then issued and outstanding common shares. This beneficial ownership limitation limits the number of shares FBC may beneficially own at any one time to 9.99% of the Company’s outstanding common shares. Consequently, the number of shares FBC may beneficially own in compliance with the beneficial ownership limitation may increase as the number of outstanding common shares increases over time. FBC may sell some or all of the shares it converted under the Series B Preferred Shares, permitting it to convert additional shares in compliance with the beneficial ownership limitation. The beneficial ownership limitation reflects the requirements of Nasdaq Listing Rule 5635(b), which requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of the outstanding common shares and such ownership is the largest ownership position. The Company is not seeking shareholder approval to lift such 9.99% beneficial ownership limitation. However, even with the beneficial ownership limitation, FBC may be in a position to exert influence over the Company and there is no guarantee that the interests of FBC will align with the interests of other shareholders.
Effect of Approval
Upon obtaining the shareholder approval requested in this Proposal No. 5, the Company would no longer be bound by the Nasdaq 20% Rule restriction on issuances of common shares to FBC. If this Proposal No. 5 is approved by the shareholders, the Company would be able to issue common shares to FBC upon conversion of the Preferred Series B Shares. The number of common shares that the Company may issue would fluctuate from time to time based on the price of our common shares.
In addition, the additional shares that the Company could issue to FBC will result in greater dilution to existing shareholders and may result in a decline in its share price or greater price volatility. Each additional common share that would be issuable to FBC would have the same rights and privileges as each of the Company’s currently authorized common shares.
The Board recommends voting FOR the resolution to approve the issuance of the Company’s common shares to FBC pursuant to the terms of the Company’s Series B Preferred Shares and in accordance with Nasdaq Listing Rule 5635(d).

PROPOSAL NO. 6
Approval, pursuant to Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of the Company’s issued and outstanding common shares pursuant to the Company’s Series C Preferred Shares to Overland Storage, Inc.
Background
On October 31, 2019, the Company entered into a Conversion Agreement with Overland Storage, Inc. (“Overland”) under which Overland agreed to convert the following debt, accrued payables and prepayment of future goods and services into 1,600,000 Series C Preferred Shares of the Company valued at $1.00 per share: (i) principal and accrued interest of $520,000 under the Secured Promissory Note dated November 13, 2018 by and among the Company, HVE, Inc. and Overland; (ii) accrued fees of $632,000 under the Transition Service Agreement (“TSA”), dated November 13, 2018, and as modified, between the Company and Overland; and (iii) prepayment of $448,000 for future goods and services under the TSA. (the “Conversion Agreement”). The Series C Preferred Shares are convertible into the Company’s common shares, at a conversion rate in effect on the date of conversion. Under the Conversion Agreement, Overland agreed that it would not exercise its conversion right with respect to its Series C Preferred Shares until the earlier of (i) October 31, 2020 and (ii) such time that we file for bankruptcy or an involuntary petition for bankruptcy is filed against us (unless such petition is dismissed or discharged within 30 days). On October 31, 2020, the Company received notification requesting conversion of the Series C Preferred Shares held by Overland. Overland requested to convert all of its Series C Preferred Shares for 1,440,000 common shares of the Company based upon a conversion rate to common shares of 0.90 to 1 based upon a closing price of the Company’s common shares of $1.48 on the date of conversion. The transaction is pending and the total common shares to be issued is currently being evaluated.
The Company is submitting this Proposal No. 6 to you in order to obtain the requisite shareholder authorization in accordance with the Nasdaq Listing Rules to issue common shares of the Company upon conversion of the Series C Preferred Shares in excess of 19.9% of its outstanding shares of common shares (as of the date the Company entered into the Conversion Agreement), if the Company so chooses, as more fully described below.
Requirement to Seek Shareholder Approval
As a result of the Company’s listing on the Nasdaq, issuances of our common shares are subject to the Nasdaq 20% Rule. Under the Nasdaq 20% Rule, in no event may the Company issue to Overland more than 19.99% of its common shares outstanding immediately prior to the execution of the Conversion Agreement (which was 735,443 shares based on 3,679,056 shares outstanding immediately prior to the execution of the Conversion Agreement) (the “Series C Exchange Cap”), unless the Company obtains shareholder approval to issue common shares in excess of the Series C Exchange Cap.
Based on the closing sale price of its common shares as reported on the Nasdaq on October 30, 2019, to fully utilize the amount available to it, the Company could issue up to 1,440,000 common shares to Overland upon conversion of the Series C Preferred Shares, which would be in excess of the Nasdaq 20% Rule. Accordingly, in order to be able to issue to Overland the full amount of common shares issuable upon conversion of the Series C Preferred Shares, the Company is seeking shareholder approval to issue more than 19.99% of its outstanding shares as of the date it entered into the Conversion Agreement. In particular, the Company is seeking shareholder approval for the issuance of up to 3,200,000 common shares issuable upon conversion of the Series C Preferred Shares. The number of common shares that the Company may issue would fluctuate from time to time based on the price of our common shares.
Effect of Failure to Obtain Shareholder Approval
If the shareholders do not approve this Proposal No. 6, the Company will be unable to issue common shares pursuant to the conversion of the Series C Preferred Shares in excess of the Series C Exchange Cap.
Reasons for Transaction and Effect on Current Shareholders
The Board of Directors determined that the Conversion Agreement with Overland is in the best interests of the Company and its shareholders.
The Conversion Agreement does not affect the rights of the holders of outstanding common shares, but the issuance of common shares underlying the Series C Preferred Shares will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.

Effect of Approval
Upon obtaining the shareholder approval requested in this Proposal No. 6, the Company would no longer be bound by the Nasdaq 20% Rule restriction on issuances of common shares to Overland. If this Proposal No. 6 is approved by the shareholders, the Company would be able to issue more than the Series C Exchange Cap to Overland. The number of common shares that the Company may issue would fluctuate from time to time based on the price of our common shares.
In addition, the additional shares that the Company could issue to Overland will result in greater dilution to existing shareholders and may result in a decline in its share price or greater price volatility. Each additional common share that would be issuable to Overland would have the same rights and privileges as each of the Company’s currently authorized common shares.
The Board recommends voting FOR the resolution to approve the issuance of common shares to approve the issuance of more than 20% of the Company’s issued and outstanding common shares pursuant to the Company’s Series C Preferred Shares to Overland in accordance with Nasdaq Listing Rule 5635(d).

PROPOSAL NO. 7
Approval, pursuant to Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of the Company’s issued and outstanding common shares pursuant to the Company’s Series D Preferred Shares to Investors
Background
On April 30, 2020, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with two investors (the “Investors”), whereby the Company issued $1.1 million of its Series D Preferred Shares.
The Company is submitting this Proposal No. 7 to you in order to obtain the requisite shareholder authorization in accordance with the Nasdaq Listing Rules to issue common shares of the Company upon conversion of the Series D Preferred Shares in excess of 19.9% of its outstanding common share (as of the date the Company entered into the Purchase Agreement), if the Company so chooses, as more fully described below.
To date, the Investors have converted 785,000 Series D Preferred Shares for 785,000 common shares of the Company or 17.1% of the Company’s outstanding common share as of the date the Company entered into the Purchase Agreement.
Agreement with Investors
The Series D Preferred Shares are convertible into the Company’s common shares at a conversion rate equal to $0.65 per share or 1,694,000 common shares, plus accrued and unpaid dividends. The common shares issuable upon the conversion of the Series D Preferred Shares may constitute more than 20% of the common shares of the Company currently outstanding and may result in a change of control of the Company, and therefore the Company will seek shareholder approval for the issuance of all common shares issuable upon conversion of the Series D Preferred Shares in excess of 19.99%. In the event shareholder approval is not obtained, the Investors will not be entitled to convert such Series D Preferred Shares into common shares.
Requirement to Seek Shareholder Approval
As a result of the Company’s listing on the Nasdaq, issuances of our common shares are subject to the Nasdaq 20% Rule. Under the Nasdaq 20% Rule, in no event may the Company issue to the Investors more than 19.99% of its common shares outstanding immediately prior to the execution of the Purchase Agreement (which was 919,021 shares based on 4,597,405 shares outstanding immediately prior to the execution of the Purchase Agreement) (the “Series D Exchange Cap”), unless the Company obtains shareholder approval to issue common shares in excess of the Series D Exchange Cap.
On April 30, 2020, to fully utilize the amount available to it, the Company could issue up to 1,694,000 common shares to the Investors upon conversion of the Series D Preferred Shares, which would be in excess of the Nasdaq 20% Rule. Accordingly, in order to be able to issue the Investors the full amount available upon conversion of the Series D Preferred Shares, the Company is seeking shareholder approval to issue more than 19.99% of its outstanding shares as of the date it entered into the Purchase Agreement with the Investors. In particular, the Company is seeking shareholder approval for the issuance of up to an additional 909,000 common shares under the Purchase Agreement. To date, the Investors have converted 785,000 Series D Preferred Shares for 785,000 common shares. Under applicable Nasdaq rules, Investors are not entitled to vote such shares for this Proposal No. 7.
Effect of Failure to Obtain Shareholder Approval
If the shareholders do not approve this Proposal No. 7, the Company will be unable to issue common shares to the Investors pursuant to the conversion of the Series D Preferred Shares in excess of the Series D Exchange Cap.
Reasons for Transaction and Effect on Current Shareholders
The Board of Directors determined that the Purchase Agreement with the Investors is in the best interests of the Company and its shareholders.
The Purchase Agreement does not affect the rights of the holders of outstanding common shares, but the issuance of common shares underlying the Series D Preferred Shares will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.

Notwithstanding the foregoing, the terms of the Series D Preferred Shares set forth in the Company’s amended Articles of Amalgamation, filed with the Ontario Ministry of Government Services on May 6, 2020, provides that neither Investor shall not have the right to convert, nor shall the Company issue any common shares underlying the Series D Preferred Shares, if such shares proposed to be issued, when aggregated with all other common shares then owned beneficially (as calculated pursuant to Section 13(d) of the Exchange Act) by the Investor and its affiliates, would result in the beneficial ownership by the Investor and its affiliates of more than 9.99% of the then issued and outstanding common shares. This beneficial ownership limitation limits the number of shares the Investor may beneficially own at any one time to 9.99% of the Company’s outstanding common shares. Consequently, the number of shares the Investor may beneficially own in compliance with the beneficial ownership limitation may increase as the number of outstanding common shares increases over time. The Investor may sell some or all of the shares converted under the Series D Preferred Shares, permitting it to convert additional shares in compliance with the beneficial ownership limitation. The beneficial ownership limitation reflects the requirements of Nasdaq Listing Rule 5635(b), which requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of the outstanding common shares and such ownership is the largest ownership position. The Company is not seeking shareholder approval to lift such 9.99% beneficial ownership limitation. However, even with the beneficial ownership limitation, the Investor may be in a position to exert influence over the Company and there is no guarantee that the interests of the Investor will align with the interests of other shareholders.
Effect of Approval
Upon obtaining the shareholder approval requested in this Proposal No. 7, the Company would no longer be bound by the Nasdaq 20% Rule restriction on issuances of common shares to the Investors. If this Proposal No. 7 is approved by the shareholders, the Company would be able to issue more than the original Series D Exchange Cap to the Investors.
In addition, the additional shares that the Company could issue to the Investors will result in greater dilution to existing shareholders and may result in a decline in its share price or greater price volatility. Each additional common share that would be issuable to the Investors would have the same rights and privileges as each of the Company’s currently authorized common shares.
The Board recommends voting FOR the resolution to approve the issuance of more than 20% of the Company’s issued and outstanding common shares pursuant to the Company’s Series D Preferred Shares to Investors in accordance with Nasdaq Listing Rule 5635(d).

PROPOSAL NO. 8
Approval, pursuant to Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of the Company’s issued and outstanding common shares pursuant to the Company’s Series E Preferred Shares to Westworld Financial Capital LLC
Background
On September 14, 2020, the Company entered into a securities purchase agreement (the “SPA”) with Westworld Financial Capital LLC (“Westworld”) relating to the issuance and sale to Westworld of Series E Preferred Shares in a private placement transaction, for proceeds of $3 million.
On September 23, 2020, the Company entered into an amendment to the SPA (the “SPA Amendment”). Under the SPA Amendment, Westworld and the Company agreed that to the extent Westworld converts any Series E Preferred Shares into common shares, such common shares shall be prohibited from being voted with respect to any proposal related to the transactions contemplated by the SPA, including any proposal seeking to obtain shareholder approval of the transactions contemplated by the SPA in accordance with Nasdaq rules. As of the Record Date, Westworld has not converted any Series E Preferred Shares.
The Company is submitting this Proposal No. 8 to you in order to obtain the requisite shareholder authorization in accordance with the Nasdaq Listing Rules to issue common shares of the Company upon conversion of the Series E Preferred Shares in excess of 19.9% of its outstanding shares of common shares (as of the date the Company entered into the SPA), if the Company so chooses, as more fully described below.
Agreement with Westworld
The Series E Preferred Shares are convertible into the Company’s common shares at a conversion price equal to the lower of (1) 80% of the average of the three (3) lowest VWAPs of the common shares during the ten (10) trading days immediately preceding, but not including, the conversion date and (2) $2.00; however, in no event shall the conversion price be lower than $1.00 per share. The Series E Preferred pays dividends at a rate of 8% per annum. The common shares issuable upon the conversion of the Series E Preferred Shares may constitute more than 20% of the common shares of the Company currently outstanding and may result in a change of control of the Company, and therefore the Company will seek shareholder approval for the issuance of all common shares issuable upon conversion of the Series E Convertible Preferred Shares in excess of 19.99%. In the event shareholder approval is not obtained, the Investors will not be entitled to convert such Series E Preferred Shares into common shares.
Requirement to Seek Shareholder Approval
As a result of the Company’s listing on the Nasdaq, issuances of our common shares are subject to the Nasdaq 20% Rule. Under the Nasdaq 20% Rule, in no event may the Company issue to Overland more than 19.99% of its common shares outstanding immediately prior to execution of the SPA (which was 1,518,677 shares based on 7,597,186 shares outstanding immediately prior to execution of the SPA) (the “Series E Exchange Cap”), unless the Company obtains shareholder approval to issue common shares in excess of the Series E Exchange Cap.
Based on the closing sale price of its common shares as reported on the Nasdaq on September 14, 2020, to fully utilize the amount available to it, the Company could issue up to 1,500,000 common shares to Westworld upon conversion of the Series E Preferred Shares, which would not be in excess of the Nasdaq 20% Rule. However, in order to be able to issue to Westworld the full amount of common shares issuable upon conversion of the Series E Preferred Shares, the Company is seeking shareholder approval to issue more than 19.99% of its outstanding shares as of the date it issued the Series E Preferred Shares. In particular, the Company is seeking shareholder approval for the issuance of up to 3,000,000 common shares issuable upon conversion of the Series E Preferred Shares. The number of common shares that the Company may issue would fluctuate from time to time based on the price of our common shares.
Effect of Failure to Obtain Shareholder Approval
If the shareholders do not approve this Proposal No. 8, the Company will be unable to issue common shares pursuant to the conversion of the Series E Preferred Shares in excess of the Series E Exchange Cap, unless the conversion price equals or exceeds $2.00, in which case there is no limit on the total amount that we can issue.

Reasons for Transaction and Effect on Current Shareholders
The Board of Directors determined that the SPA with Westworld is in the best interests of the Company and its shareholders.
The SPA does not affect the rights of the holders of outstanding common shares, but the issuance of common shares underlying the Series E Preferred Shares will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.
Notwithstanding the foregoing, the terms of the Series E Preferred Shares set forth in the Company’s amended Articles of Amalgamation, filed with the Ontario Ministry of Government Services on September 29, 2020, provides that Westworld shall not have the right to convert, nor shall the Company issue any common shares underlying the Series D Preferred Shares, if such shares proposed to be issued, when aggregated with all other common shares then owned beneficially (as calculated pursuant to Section 13(d) of the Exchange Act) by Westworld and its affiliates, would result in the beneficial ownership by Westworld and its affiliates of more than 9.99% of the then issued and outstanding common shares. This beneficial ownership limitation limits the number of shares Westworld may beneficially own at any one time to 9.99% of the Company’s outstanding common shares. Consequently, the number of shares Westworld may beneficially own in compliance with the beneficial ownership limitation may increase as the number of outstanding common shares increases over time. Westworld may sell some or all of the shares converted under the Series E Preferred Shares, permitting it to convert additional shares in compliance with the beneficial ownership limitation. The beneficial ownership limitation reflects the requirements of Nasdaq Listing Rule 5635(b), which requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of the outstanding common shares and such ownership is the largest ownership position. The Company is not seeking shareholder approval to lift such 9.99% beneficial ownership limitation. However, even with the beneficial ownership limitation, Westworld may be in a position to exert influence over the Company and there is no guarantee that the interests of Westworld will align with the interests of other shareholders.
Effect of Approval
Upon obtaining the shareholder approval requested in this Proposal No. 8, the Company would no longer be bound by the Nasdaq 20% Rule restriction on issuances of common shares to Westworld. If this Proposal No. 8 is approved by the shareholders, the Company would be able to issue more than the Series E Exchange Cap to Westworld. The number of common shares that the Company may issue would fluctuate from time to time based on the price of our common shares.
In addition, the additional shares that the Company could issue to Westworld will result in greater dilution to existing shareholders and may result in a decline in its share price or greater price volatility. Each additional common share that would be issuable to Westworld would have the same rights and privileges as each of the Company’s currently authorized common shares.
The Board recommends voting FOR the resolution to approve the issuance of more than 20% of the Company’s issued and outstanding common shares pursuant to the Company’s Series E Preferred Shares to Westworld in accordance with Nasdaq Listing Rule 5635(d).

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Except as disclosed in this Proxy Statement, the directors of the Company are not aware of any material interest, direct or indirect, of any person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed financial year, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting. All of the directors and officers may be awarded incentive compensation under the Company’s stock incentive plans in accordance with the terms of those plans.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Except as described below or otherwise disclosed in this Proxy Statement, neither the Company, nor any director or officer of the Company, nor any shareholder beneficially owning or exercising control over 10% or more of the voting securities, nor any associate or affiliate of any one of them, has or has had, at any time since the commencement of the Company’s last completed financial year, any material interest, direct or indirect, in any transaction or proposed transaction that has materially affected or would materially affect the Company or any of its subsidiaries.
The particulars of certain such transactions or proposed transactions can be found in the material change reports filed by the Company with applicable securities commissions or similar authorities in Canada under the Company’s issuer profile on SEDAR at www.sedar.com on March 8, 2019, May 17, 2019 and May 11, 2020.
OTHER MATTERS TO BE ACTED UPON
There are no other matters to be considered at the Meeting which are known to the directors or executive officers of the Company at this time. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Proxy Statement to vote the same in accordance with their best judgment of such matters exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Meeting, and other matters which may properly come before the Meeting or any adjournment thereof.
ADDITIONAL INFORMATION
Additional information relating to the Company may be found on SEDAR at www.sedar.com, EDGAR at www.sec.gov and, you may refer to our annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on May 14, 2020 and accompanies this proxy statement.
Any material change report (except confidential material change reports) filed by the Company with applicable securities commissions or similar authorities in Canada under the Company’s issuer profile on SEDAR at www.sedar.com from the date of this Proxy Statement until the date of the Meeting is also incorporated by reference herein.
You may obtain copies, without charge, of documents incorporated by reference in this Proxy Statement, by requesting them in writing at 895 Don Mills Road, Bldg. 2, Suite 900, Toronto, Ontario M3C 1W3.
Approval by the Board of Directors
The Board has approved the content and delivery of this Proxy Statement.
DATED as of the 12th day of January 2021.

BY ORDER OF THE BOARD

Peter Tassiopoulos
Chief Executive Officer and Director

APPENDIX A
BOARD MANDATE
****************
SPHERE 3D CORP.
BOARD MANDATE

1		General	A-3
2		Responsibilities of the Board	A-3
	2.1	Legal	A-3
	2.2	Strategy and Policy	A-3
	2.3	Accountability	A-4
	2.4	Public Relations	A-4
	2.5	Risk Management	A-5
3		Responsibilities of Directors	A-5
4		Board Composition	A-5
	4.1	Board Membership Criteria	A-5
	4.2	Director Independence	A-6
	4.3	Board Size	A-6
	4.4	Term	A-6
	4.5	Board Succession	A-6
	4.6	Service on Other Boards and Audit Committees	A-6
5		Delegation to Management	A-7
6		Chair	A-7
	6.1	Appointment	A-7
	6.2	General	A-7
	6.3	Specific Roles and Responsibilities	A-7
7		Lead Independent Director	A-8
	7.1	Appointment	A-8
	7.2	General	A-8
	7.3	Specific Roles and Responsibilities	A-8
8		Corporate Secretary	A-9
	8.1	Appointment	A-9
	8.2	General	A-9
	8.3	Specific Roles and Responsibilities	A-9
9		Board Committees	A-9
	9.1	General	A-9
	9.2	Composition	A-9
	9.3	Chair	A-10
	9.4	Mandates	A-10
10		Board and Committee Meetings	A-10
	10.1	Scheduling	A-10
	10.2	Notice	A-10

	10.3	Agenda	A-10
	10.4	Independent Director Sessions	A-11
	10.5	Distribution of Information	A-11
	10.6	Attendance and Participation	A-11
	10.7	Quorum	A-11
	10.8	Voting and Approval	A-11
	10.9	Procedures	A-11
	10.10	Corporate Secretary	A-12
	10.11	Minutes of Meetings	A-12
11		Director Compensation	A-12
12		Director Orientation and Continuing Education	A-12
13		Board Access to Management and Advisors	A-12
14		Performance Assessment of the Board and its Committees	A-13
15		Codes of Ethics	A-13
16		Indemnification and Insurance	A-13
17		Conflicts of Interest	A-13
18		Contact Board and Committees	A-14
19		Definitions	A-14

1.     General
The Board of Directors (the “Board”) of Sphere 3D Corp. (the “Corporation”) approves the overall policies for the Corporation, monitors and evaluates the Corporation’s strategic direction, and retains plenary power for those functions not specifically delegated by it to its committees or to management. Accordingly, in addition to the duties of directors of an Ontario corporation as prescribed by statute, the mandate of the Board is to supervise the management of the business and affairs of the Corporation with a view to evaluate, on an ongoing basis, whether the Corporation’s resources are being managed in a manner consistent with enhancing shareholder value, ethical considerations and corporate social responsibility.
2.     Responsibilities of the Board
2.1     Legal
2.1.1     Develop and maintain an understanding of provincial and federal legislation applicable to the Corporation and its operations.
2.1.2    Review policies and procedures to confirm ethical behavior of the Corporation and its employees, and monitor compliance with applicable laws and regulations.
2.1.3    Monitor adequate implementation of systems to comply with health, safety and environmental policies and compliance with applicable laws and regulations.
2.1.4    Monitor corporate insurance requirements and ensure the Corporation is above the minimum legal standard.
2.1.5     Approve the interim financial statements, annual financial statements, management proxy circulars, takeover bid circulars, directors’ circulars, prospectuses, annual information forms and other disclosure documents required to be approved by the directors of a corporation under applicable corporate and securities laws, regulations and the rules of any applicable stock exchange.
2.2     Strategy and Policy
2.2.1     Review and approve the mission of the Corporation.
2.2.2     Approve the strategy and major policy decisions set forth by management.
2.2.3     Approve the periodic capital and operating plans and monitoring corporate performance against those strategic plans.
2.2.4     Review and approve borrowing requirements and borrowing authority relating to the Corporation’s credit facilities.
2.2.5     Approve of a strategic planning process as well as a system of monitoring corporate performance against such plans.
2.2.6     Review and approve material transactions that:
2.2.6.1     are not in the ordinary course of the business,
2.2.6.2     differ significantly from the Corporation’s strategic plan,

2.2.6.3     involve an acquisition or disposition of any asset valued at more than $250,000 that is outside of the ordinary course of the Corporation’s business, unless otherwise approved by the Board in the Corporation’s annual business plan, or
2.2.6.4     enter into any related party or non-arm’s length transaction of whatever nature including without limitation any transaction with or involving the Corporation’s directors, officers, shareholders or persons related or connected to them within the meaning of Canadian tax laws, being understood that all such transactions need to be at fair market value.
2.3     Accountability
2.3.1     Ensure that it is properly informed, on a timely basis, of all important issues relating to developments involving the Corporation and its business environment.
2.3.2     Adopt and enforce good corporate governance practices and processes.
2.3.3     Assess the performance of the Board and each of its committees.
2.3.4     Assess the performance, independence and financial literacy of each of its Board members.
2.3.5     Select, appoint and evaluate the Chief Executive Officer (or President if no Chief Executive Officer is appointed) and the Chief Financial Officer and, if necessary, terminate the Chief Executive Officer, President and Chief Financial Officer.
2.3.6     Satisfy itself as to the integrity of the Chief Executive Officer, President, Chief Financial Officer and other senior officers of the Corporation and as to the culture of integrity throughout the Corporation.
2.3.7     Implement succession planning, including appointing, counseling and monitoring the performance of executive officers.
2.3.8     Review human resources policies of the Corporation in general, including in particular the approval of the compensation of executive officers.
2.3.9     Adopt and enforce policies and processes to satisfy itself as to the integrity of the Corporation’s internal control and management information systems and its financial reporting.
2.3.10    Confirm that an appropriate orientation program is developed for new directors and that continuing education opportunities are available for all directors.
2.3.11    Define the duties and limitations of authority of senior management.
2.4     Public Relations
2.4.1     Establish policies and procedures for the disclosure of reliable and timely information to shareholders and other stakeholders.
2.4.2     Establish policies and procedures for the proper communication with shareholders, customers and governments.
2.4.3     Formally call meetings of shareholders and submit to the shareholders any question or matter requiring approval of the shareholders.

2.4.4     Approve the directors for nomination to be elected at shareholders’ meetings and filling a vacancy among the directors.
2.4.5     Declare dividends and establish of the dividend policy for the Corporation.
2.5     Risk Management
2.5.1     Oversee the management of risks and the implementation of internal controls.
2.5.2     With management, identify the principal risks of the Corporation’s business and the systems to be put in place to manage these risks and monitor the adequacy of such systems.
2.5.3     Establish policies and processes to identify the Corporation’s principal business risks, including hedging policies for the Corporation, and confirm that systems are in place to mitigate these risks where prudent to do so.
3.     Responsibilities of Directors
3.1     Develop and maintain a thorough understanding of the Corporation, the markets in which its business is conducted, its financial position, strategic direction and goals.
3.2     Diligently prepare for each meeting, ensuring that all distributed information is reviewed in advance of such meeting.
3.3     Actively and constructively participate in each meeting, ensuring all relevant issues are given consideration.
3.4     Acquire information and clarification from management regarding any relevant aspect of the Corporations affairs as needed.
3.5     Engage in continued directors’ education as relevant to their role as a director of the Corporation.
4.     Board Composition
4.1     Board Membership Criteria
The Nominating and Governance Committee of the Board is responsible for establishing the competencies and skills that the Board considers to be necessary for the Board as a whole, to possess, the competencies and skills that the Board considers each existing director to possess, and the competencies and skills each new nominee will bring to the Board. The Nominating and Governance Committee identifies candidates for Board membership based on their character, integrity, judgment and record of achievement and any skills and talents they possess which would add to the Board’s decision-making process and enhance the overall management of the business and affairs of the Corporation.
Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with or be incompatible with Board membership. Directors who change their principal occupation are expected to advise the Nominating and Governance Committee and, if determined appropriate by the Nominating and Governance Committee, resign from the Board.

4.2     Director Independence
The Board believes that, except during periods of temporary vacancies, not less than half of its members should be Independent Directors.
In all cases, the determination of whether a director is independent will be made by the Board in accordance with applicable securities laws and stock exchange rules. Generally, an “Independent Director” is a director who has no direct or indirect material relationship with the Corporation. For these purposes, “material relationship” means a relationship which could, in the view of the Board, reasonably interfere with the exercise of a director’s independent judgment in carrying out the responsibilities of a director.
In making a determination regarding a director’s independence, the Board will consider all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board may determine from time to time.
The Board will review the independence of all directors on an annual basis and will disclose its determinations annually. To facilitate this review, directors will be asked to provide the Board with full information regarding their business and other relationships with the Corporation and its affiliates and with senior management and their affiliates.
Directors have an ongoing obligation to inform the Board of any material changes in their circumstances or relationships which may affect the Board’s determination as to their independence.
4.3     Board Size
The Corporation will have a minimum of one director and a maximum of ten directors, with the number of directors from time to time within such range being fixed by resolution of the directors, provided that until otherwise so determined by resolution, the number of directors will be four (4). The Board is of the view that its current size of four (4) members is conducive to effective decision-making and committee work.
The Nominating and Governance Committee is responsible for evaluating the effectiveness of the Board size on a regular basis and reporting its analysis and recommendations to the Board.
4.4     Term
Each director is elected or appointed at the annual meeting of shareholders of the Corporation to hold office until the close of the annual meeting of shareholders next following such director’s election or appointment and until such director’s successor is elected or appointed.
4.5     Board Succession
The Nominating and Governance Committee is responsible for maintaining a Board succession plan that is responsive to the Corporation’s needs and the interests of its shareholders.
4.6    Service on Other Boards and Audit Committees
The Board does not believe that its members should be prohibited from serving on the boards of other public companies so long as these commitments do not materially interfere with and are not incompatible with their ability to fulfill their duties as a member of the Board.

5.     Delegation to Management
The Board has delegated financial authority to the Chief Executive Officer (or President, if no Chief Executive Officer has been appointed) (who may sub-delegate such authority to the Chief Financial Officer or such other individuals within the Corporation as appropriate that are approved in advance by the Board) for approval of expenditures, all of which must be made within the framework of the strategic plan of the Corporation approved by the Board.
6.     Chair
6.1     Appointment
The Board will elect from among its members a Chair.
6.2     General
The Chair is principally responsible for overseeing the operations and affairs of the Board.
6.3     Specific Roles and Responsibilities
6.3.1     Lead, manage and organize the Board, consistent with the approach to corporate governance adopted by the Board from time to time.
6.3.2     Preside as chair at all meetings of the Board and shareholders.
6.3.3     Approve the agenda of the Board and shareholders’ meetings, in consultation with the Corporate Secretary and the Lead Independent Director (if required to be appointed).
6.3.4     Confirm that Board functions are delegated to appropriate committees and that the functions are carried out and the results reported to the Board.
6.3.5     Together with the Lead Independent Director (if required to be appointed), approach potential candidates for Board membership, once candidates have been identified and selected by the Nominating and Governance Committee, to explore their interest in joining the Board.
6.3.6     Confirm that the Board and senior management understand their respective responsibilities and respect the boundary between them.
6.3.7     Chair Board meetings, including providing appropriate briefing materials to be delivered in a timely fashion, stimulating debate, providing adequate time for discussion of issues, facilitating consensus, encouraging full participation and discussion by individual directors and confirming that clarity regarding decisions is reached and accurately recorded.
6.3.8     Ensure that management files and fulfills disclosure requirements to statutory authorities under applicable legislation.
6.3.9     Approve a resource allocation plan to ensure that the Board and its committees have the necessary resources to carry out their responsibilities, in particular, timely and relevant information.
6.3.10     Work with the Lead Independent Director (if required to be appointed), the Chair of the Nominating and Governance Committee, the Corporate Secretary, and senior officers of the Corporation to further the creation of a healthy governance culture within the Corporation.

6.3.11     Represent the Corporation to shareholders and external stakeholders, including local community groups, government, and non-governmental organizations.
6.3.12     Perform additional duties as may be requested by the Board from time to time.
7.     Lead Independent Director
7.1Appointment
In each year that the elected Chair is not an Independent Director, the Board will elect from among its Independent Directors a Lead Independent Director.
7.2     General
The Lead Independent Director provides a source of Board leadership complementary to that of the Chair.
7.3     Specific Roles and Responsibilities
7.3.1     Enhancing Board Effectiveness
7.3.1.1     Work with the Chair and Corporate Secretary to ensure the Board has adequate resources, especially by way of full, timely and relevant information to support its decision-making requirements.
7.3.1.2     Review and approve that appropriate procedures are in place to allow the Board to work effectively and efficiently and to function independently from management.
7.3.1.3     Provide input to the Chair and Corporate Secretary on the preparation of agendas for Board and committee meetings and the scheduling of Board meetings.
7.3.1.4     Work with the Chair and the Nominating and Governance Committee to ensure there is a process to implement best practices which relate to the responsibilities of the Board.
7.3.1.5     Chair Board meetings when the Chair is unavailable.
7.3.1.6     Maintain a close and collaborative relationship with the Chair.
7.3.1.7     Assist in orienting and integrating new directors to the Board.
7.3.1.8     Represent the Corporation to shareholders and external stakeholders, including local community groups, government, and non-governmental organizations.
7.3.1.9     Perform additional duties as may be requested by the Board from time to time.
7.3.2     Liaison Between Board and Management and Among Directors
7.3.2.1     In association with scheduled Board meetings, chairing meetings of Independent Directors to discuss issues relating to the Corporation’s business without the presence of management or the Chair.
7.3.2.2     Communicating with the Chair and the entire Board, as appropriate, the results of private discussions among Independent Directors or the results of meetings of the Independent Directors.

7.3.2.3     Acting as a communication channel among the directors and between directors and the Chair in respect of issues not readily or easily discussed in a formal setting.
7.3.2.4     Ensuring that the Board understands and maintains the boundaries between Board and management responsibilities.
8.     Corporate Secretary
8.1     Appointment
The Board will appoint one of its members, its senior officers or its legal counsel to act as the Corporate Secretary.
8.2     General
The Corporate Secretary is responsible for assisting the Chair and the Lead Independent Director (if required to be appointed) in managing the operations and affairs of the Board and for performing additional duties as may be requested by the Chair, Lead Independent Director (if required to be appointed), or the Board or any of its committees from time to time.
8.3     Specific Roles and Responsibilities
8.3.1     Oversee the preparation of all materials for shareholders that relate to the election of directors or the matters discussed in these guidelines.
8.3.2     Confirm that all notices and materials are delivered to shareholders and directors in a timely manner.
8.3.3     Confirm that all minutes of meetings of shareholders, the Board and committees are accurately recorded.
8.3.4     Administer the operations of the Board and its committees.
8.3.5     Monitor compliance with the governance policies of the Board, including those regarding frequency and conduct of Board meetings, reporting information and other policies relating to the Board’s business.
8.3.6     Perform additional duties as may be requested by the Chair, Lead Independent Director (if required to be appointed), or the Board or any of its committees from time to time.
9.     Board Committees
9.1     General
The Board carries out its responsibilities directly and through the following committees and such other committees as it may establish from time to time: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee.
9.2     Composition
Each of the committees will be composed of at least three directors. Each of the Audit Committee, the Nominating and Governance Committee and Compensation Committee will be comprised of Independent Directors (unless otherwise required by applicable securities law). Committee members will be selected by the Board on the recommendation of the Nominating and Governance Committee and who meet the requirements with respect to independence and financial literacy, as applicable, set out in applicable securities laws.
9.3     Chair
Each of the committees are chaired by a director who is selected by the Board on the recommendation of the Nominating and Governance Committee. The chair will be responsible for determining the agenda and the frequency and conduct of meetings.
9.4     Mandates
Each committee has its own mandate that sets out its responsibilities and duties, qualifications for membership, procedures for committee member appointment and removal and reporting to the Board.
On a periodic basis (unless required annually or more frequently by applicable securities laws), each committee’s mandate is reviewed by both the committee itself and the Nominating and Governance Committee and is also reviewed and approved by the Board.
10.     Board and Committee Meetings
10.1     Scheduling
Board meetings are scheduled in advance at appropriate intervals throughout the year. In addition to regularly scheduled Board meetings, additional Board meetings may be called upon proper notice at any time to address specific needs of the Corporation. The Board may also take action from time to time by unanimous written consent. Any director or the Chief Executive Officer may call a Board meeting.
Each committee meets as often as it determines necessary to fulfill its responsibilities. A meeting of any committee may be called by the chair of such committee, the Chair of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Lead Independent Director (if required to be appointed), or any two committee members.
Board meetings are held at a location determined by the Chair on the advice of the Lead Independent Director (if required to be appointed) and meetings of each committee are held at a location determined by the chair of such committee.
10.2     Notice
Notice of the time and place of each meeting of the Board or any committee must be given to each director (a) not less than 48 hours before the time when the meeting is to be held if the notice is mailed; or (b) not less than 24 hours before the time the meeting is to be held if the notice is given personally or is delivered or is sent by any means of transmitted or recorded communication or as an electronic document.
Board or committee meetings may be held at any time without notice if all of the directors or committee members have waived or are deemed to have waived notice of the meeting. A director participating in a Board or committee meeting is deemed to have waived notice of the meeting.
10.3     Agenda
In consultation with the Corporate Secretary and the Lead Independent Director (if required to be appointed), the Chair establishes the agenda for each Board meeting. Any director may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any Board meeting raise subjects that are not on the agenda for that meeting.
In consultation with the Corporate Secretary, the Lead Independent Director (if required to be appointed), and the Chief Executive Officer (or President if no Chief Executive Officer has been appointed), committee chairs establish the agenda for each committee meeting. Any committee member may propose the inclusion of items on the agenda, request the presence of or a report by any member of senior management, or at any committee meeting raise subjects that are not on the agenda for the meeting.
The Corporate Secretary distributes an agenda and meeting material in advance of each Board or committee meeting to allow Board or committee members, as the case may be, sufficient time to review and consider the matters to be discussed.
10.4     Independent Director Sessions
Independent Directors shall periodically meet separately without management present. The Lead Independent Director (if required to be appointed) informs management of the substance of these meetings to the extent that action is required by them.
10.5     Distribution of Information
The Board regularly receives reports on the financial results and operating activities of the Corporation, as well as periodic reports on certain non-operational matters, including, corporate governance, insurance, pensions and treasury matters and safety, health and environmental matters.
10.6     Attendance and Participation
Each director is expected to attend all meetings of the Board and any committee of which he or she is a member. A director who is unable to attend a Board or committee meeting in person may participate by telephone or teleconference.
10.7     Quorum
A quorum for any Board meeting is a majority of directors.
A quorum for any committee meeting is a majority of its members.
10.8     Voting and Approval
At Board or committee meetings, each director or member, as applicable, is entitled to one vote and questions are decided by a majority of votes. In case of an equality of votes, the chair of the meeting does not have a second or casting vote and the motion fails.
10.9     Procedures
The Chair determines procedures for Board meetings unless otherwise determined by the by-laws of the Corporation or a resolution of the Board.
The chair of the committee determines procedures for committee meetings unless otherwise determined by the by-laws of the Corporation or a resolution of the committee or the Board.

10.10     Corporate Secretary
Unless otherwise determined by the Board, the Corporate Secretary acts as secretary to the Board and each of its committees. In the absence of the Corporate Secretary, the Board or a committee may appoint any other person to act as secretary.
10.11     Minutes of Meetings
Unless otherwise determined by the Board, the Corporate Secretary keeps minutes of the proceedings of the Board and each of its committees and circulates copies of the minutes to each Board or committee member, as the case may be, on a timely basis.
11.     Director Compensation
The Board believes that compensation for directors should be commensurate with the compensation paid to directors of comparable companies.
Directors who are employees of the Corporation or any of its affiliates do not receive any compensation for service as directors.
During the early stage of development of the Corporation, compensation for serving on the Board and its various subcommittees (including the Audit Committee and the Nominating and Governance Committee), as well as Chair of the Board (if the Chair is a non-employee) and any subcommittee thereof, and any meeting fees relating thereto shall be paid to outside directors by way of grant of options.
The Board may amend such compensation arrangements from time to time upon recommendation by the Chair of the Nominating and Governance Committee and approval of the Board, consistent with industry practice.
Directors are reimbursed by the Corporation for reasonable travel expenses (outside of the Greater Toronto Area) that are incurred in connection with their duties as directors.
12.     Director Orientation and Continuing Education
New directors receive orientation materials describing the Corporation’s business and its corporate governance policies and procedures. New directors also have meetings with the Chair, Lead Independent Director (if required to be appointed), Chief Executive Officer, President, and Chief Financial Officer.
The Nominating and Governance Committee is responsible for reasonably confirming that procedures are in place and resources are made available to provide directors with appropriate continuing education opportunities.
13.    Board Access to Management and Advisors
Directors have access to members of management and are encouraged to raise any questions or concerns directly with management. The Board and its committees may invite any member of management, outside advisor or other persons to attend any of their meetings.
The Board and any of its committees may reasonably retain an outside advisor at the expense of the Corporation at any time and have the authority to determine the advisor’s fees and other retention terms.
Individual directors may retain an outside advisor at the expense of the Corporation with the approval of the Nominating and Governance Committee.

14.     Performance Assessment of the Board and its Committees
The Nominating and Governance Committee should annually review the effectiveness of the Board in fulfilling its responsibilities and duties as set out in these guidelines.
In addition, the Nominating and Governance Committee should annually review the effectiveness of all Board committees in fulfilling their responsibilities and duties as set out in their charter and in a manner consistent with these guidelines.
The Nominating and Governance Committee should evaluate individual directors to assess their suitability for nomination for re-election.
15.     Codes of Ethics
The Board expects all directors, officers and employees of the Corporation to conduct themselves in accordance with the highest ethical standards.
The Board should adopt and approve a Code of Business Conduct and Ethics (the “Code”) for employees which addresses, among other things, avoidance of conflicts of interest, protection of confidential information, compliance with applicable laws, rules and regulations, adherence to good disclosure practices and procedures for employees and third parties to report concerns with respect to accounting and auditing matters. As set out in the Code, an employee who, in good faith, reports a concern regarding accounting matters or a suspected breach of the Code is protected from retaliation, such as discharge, demotion, suspension, threats, harassment or discrimination.
The Board should also adopt and approve a Code of Ethics for directors that set out the ethical standards that apply to directors in the exercise of their duties.
Both Codes should be available in print to any shareholder who requests a copy.
16.     Indemnification and Insurance
In accordance with the by-laws of the Corporation, directors and officers are each indemnified by the Corporation against all liability and costs arising out of any action or suit against them from the execution of their duties, provided that they have carried out their duties honestly and in good faith with a view to the best interests of the Corporation and have otherwise complied with the provisions of applicable corporate law.
The Corporation maintains insurance for the benefit of its directors and officers against any liability incurred by them for which they would be indemnified. The amount and terms of the insurance coverage are dependent upon prevailing market conditions and practices with the objective of adequately protecting directors and officers from such liability.
17.     Conflicts of Interest
Each director is required to inform the Nominating and Governance Committee of any conflict of interest he or she may have with the Corporation. If a director has a personal interest in a matter before the Board or a committee, he or she must not participate in any vote on the matter except where the Board or the committee has expressly determined that it is appropriate for him or her to do so in accordance with applicable law.

18.     Contact Board and Committees
The Board welcomes input and comments from shareholders of the Corporation. You may contact one or more members of the Board or its committees, by writing to the Corporate Secretary at:

Board of Directors of Sphere 3D Corp.
c/o Corporate Secretary
Sphere 3D Corp.
895 Don Mills Road,
Bldg. 2, Suite 900,
Toronto, Ontario M3C 1W3

19.     Definitions
Legal terms used in this Mandate have the meanings attributed to them below. Terms not otherwise defined herein have the meanings attributed to them in Multilateral Instrument 52-110, as amended from time to time.
“financially literate” means the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements.
“Independent Director” means a director who has no direct or indirect material relationship with the Corporation. For this purpose, a material relationship means a relationship which could, in the view of the Board, reasonably interfere with the exercise of a director’s independent judgment in carrying out the responsibilities of a director. Despite the foregoing, the following individuals are considered to have a material relationship with the Corporation:
•An individual who is, or has been, an employee or executive officer of the Corporation, unless three years have elapsed since the end of the service or employment.
•An individual whose immediate family member is, or has been, an executive officer of the Corporation unless three years have elapsed since the end of the service or employment.
•An individual who is, or has been, an affiliated entity of, a partner of, or employed by, a current or former internal or external auditor of the Corporation unless three years have elapsed since the person’s relationship with the internal or external auditor, or the auditing relationship, has ended.
•An individual whose immediate family member is, or has been, an affiliated entity of, or employed in a professional capacity by, a current or former internal or external auditor of the Corporation unless three years have elapsed since the person’s relationship with the internal or external auditor, or the auditing relationship, has ended.
•An individual who is, or has been, or whose immediate family member is or has been, an executive officer of an entity if any of the Corporation’s current executive officers serve on the entity’s compensation committee unless three years have elapsed since the end of the service or employment.
•An individual who:
◦has a relationship with the Corporation pursuant to which the individual may accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation or any subsidiary entity of the Corporation, other than as remuneration for acting in his or her capacity as a member of the Board or any Board committee, or as a part-time chair or vice-chair of the Board or any Board committee; or
◦receives, or whose immediate family member employed as an executive officer of the Corporation receives, more than $75,000 in any twelve consecutive month-period in compensation from the Corporation, other than as remuneration for acting in his or her capacity as a member of the Board or any Board committee or as benefits under a tax-qualified retirement plan or non-discretionary compensation, unless three years have elapsed since he or she ceased to receive more than $75,000 of compensation in a twelve-month period.
•An individual who is an affiliated entity of the Corporation or any of its subsidiary entities.

SPHERE 3D CORP.

(the "Company")

FORM OF PROXY ("PROXY")

Annual and Special Meeting
February 11, 2021 at 2:00 p.m. EST
Virtual - Join Zoom Meeting:
https://zoom.us/j/93059234842?pwd=MzBNSi9Ma0xtQzJRVFFjdURZT1pvQT09
Meeting ID: 930 5923 4842 Passcode: 054421
Find your local number: https://zoom.us/u/ac5oydcfh
(the "Meeting")

RECORD DATE:	December 22, 2020
CONTROL NUMBER:	
SEQUENCE #:	
FILING DEADLINE FOR PROXY:	February 9, 2021 at 2:00 p.m. EST

VOTING METHOD	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above
FACSIMILE	416-595-9593
MAIL	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

The undersigned hereby appoints **Peter Tassiopoulos, Chief Executive Officer** of the Company, whom failing **Kurt L. Kalbfleisch, Chief Financial Officer** of the Company (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

Resolution		
1. Election of Directors	**FOR**	**WITHHOLD**
a) Cheemin Bo-Linn	☐	☐
b) Vivekanand Mahadevan	☐	☐
c) Duncan J. McEwan	☐	☐
d) Peter Tassiopoulos	☐	☐
2. Appointment of Auditor	**FOR**	**WITHHOLD**
To consider and, if deemed advisable, to pass an ordinary resolution appointing **Smythe LLC** as the Company's auditor who will serve until the end of the next annual shareholder meeting.	☐	☐
3. Approval of the Say On Pay Compensation	**FOR**	**AGAINST**
To consider and, if deemed advisable, to pass an ordinary resolution for the non-binding approval, on an advisory basis, of the compensation of the Company's executive officers.	☐	☐
4. Approval of the Frequency on Pay	**FOR**	**AGAINST**
To consider and, if deemed advisable, to pass an ordinary resolution recommending, on an advisory basis, that the Company seek the non-binding advisory vote of the shareholders regarding the Say on Pay Compensation every three years.	☐	☐
5. Approval of the Issuance of Series B Preferred Shares	**FOR**	**AGAINST**
To consider and, if deemed advisable, to pass an ordinary resolution authorizing the issuance of our common shares underlying Series B Preferred Shares.	☐	☐
6. Approval of the Issuance of Series C Preferred Shares	**FOR**	**AGAINST**
to consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of our common shares underlying Series C Preferred Shares.	☐	☐
7. Approval of the Issuance of Series D Preferred Shares	**FOR**	**AGAINST**
To consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of our common shares underlying Series D Preferred Shares.	☐	☐
8. Approval of the Issuance of Series E Preferred Shares	**FOR**	**AGAINST**
To consider and, if deemed advisable, to pass an ordinary resolution authorizing, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of our common shares underlying Series E Preferred Shares.	☐	☐

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME	*Signature of registered owner(s)* *Date (MM/DD/YYYY)*

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY MANAGEMENT OF THE COMPANY.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof.** Such right may be exercised by inserting in the space labeled "*Please print appointee name*", the name of the person to be appointed, who need not be a security holder of the Company.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the security holders of the Company.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and *must be received by TSX Trust Company* before the ***Filing Deadline for Proxies***, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.
8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Investor inSite

TSX Trust Company offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit
www.tsxtrust.com/investorinsite

Click on, "*Register*" and complete the registration form. Call us toll free at 1-866-600-5869 with any questions.

Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am currently a security holder of the Company and as such request the following:

☐ **Annual Financial Statements with MD&A**

☐ **Interim Financial Statements with MD&A**

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 416-595-9593

SPHERE 3D CORP.
2021

www.tsxtrust.com
VANCOUVER CALGARY TORONTO MONTRÉAL
010721_v1